                                                                   EXHIBIT 10.28




                              IRIDIUM OPERATING LLC



                                CREDIT AGREEMENT

                                   dated as of

                                December 19, 1997



                                 $1,000,000,000




                              CHASE SECURITIES INC.

                                       and

                                BARCLAYS CAPITAL,
                       the investment banking division of
                               BARCLAYS BANK PLC,

                              as Global Arrangers,

                            THE CHASE MANHATTAN BANK,
                  as Administrative Agent and Collateral Agent

                                       and

                               BARCLAYS BANK PLC,
                             as Documentation Agent
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
                                                          ARTICLE I

                                                         DEFINITIONS

         SECTION 1.01.  Defined Terms...........................................................................            1
         SECTION 1.02.  Classification of Loans and Borrowings. ................................................           28
         SECTION 1.03.  Terms Generally.........................................................................           29
         SECTION 1.04.  Accounting Terms; GAAP..................................................................           29

                                                          ARTICLE II

                                                         THE CREDITS

         SECTION 2.01.  The Commitments.........................................................................           29
         SECTION 2.02.  Loans and Borrowings....................................................................           30
         SECTION 2.03.  Requests for Borrowings.................................................................           31
         SECTION 2.04.  Funding of Borrowings...................................................................           32
         SECTION 2.05.  Interest Elections......................................................................           32
         SECTION 2.06.  Termination and Reduction of the Commitments............................................           33
         SECTION 2.07.  Repayment of Loans; Evidence of Debt....................................................           34
         SECTION 2.08.  Optional Prepayment of Loans............................................................           35
         SECTION 2.09.  Mandatory Prepayments and Reductions of Commitments.....................................           36
         SECTION 2.10.  Fees....................................................................................           38
         SECTION 2.11.  Interest................................................................................           39
         SECTION 2.12.  Alternate Rate of Interest..............................................................           39
         SECTION 2.13.  Increased Costs.........................................................................           40
         SECTION 2.14.  Break Funding Payments..................................................................           42
         SECTION 2.15.  Taxes...................................................................................           42
         SECTION 2.16.  Payments Generally; Pro Rata Treatment; Sharing of Set-offs.............................           44
         SECTION 2.17.  Mitigation Obligations; Replacement of Lenders..........................................           45
         SECTION 2.18.  Extension of Commitment Termination Date................................................           46

                                                         ARTICLE III

                                                REPRESENTATIONS AND WARRANTIES

         SECTION 3.01.  Organization; Qualification.............................................................           48
         SECTION 3.02.  Powers..................................................................................           48
         SECTION 3.03.  Authorization...........................................................................           48
         SECTION 3.04.  No Conflicts............................................................................           48
         SECTION 3.05.  Enforceability..........................................................................           49
         SECTION 3.06.  Government Approvals....................................................................           49
         SECTION 3.07.  Financial Condition; No Material Adverse Change.........................................           50
         SECTION 3.08.  Properties..............................................................................           51
         SECTION 3.09.  Proceedings.............................................................................           52
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                                      - i -
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
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         SECTION 3.10.  Environmental Matters...................................................................           52
         SECTION 3.11.  Investment and Holding Company Status...................................................           53
         SECTION 3.12.  Taxes...................................................................................           53
         SECTION 3.13.  ERISA...................................................................................           53
         SECTION 3.14.  Disclosure..............................................................................           53
         SECTION 3.15.  Use of Credit...........................................................................           54
         SECTION 3.16.  Debt Agreements.........................................................................           54
         SECTION 3.17.  Liens...................................................................................           54
         SECTION 3.18.  Capitalization..........................................................................           54
         SECTION 3.19.  Subsidiaries............................................................................           55
         SECTION 3.20.  Investments.............................................................................           55
         SECTION 3.21.  Restrictive Agreements..................................................................           55
         SECTION 3.22.  Business................................................................................           55
         SECTION 3.23.  Collateral; Security Interests..........................................................           55
         SECTION 3.24.  Sufficiency of Project Documents........................................................           56
         SECTION 3.25.  Employee Matters........................................................................           57
         SECTION 3.26.  Other Project Parties...................................................................           57
         SECTION 3.27.  Asset Transfer..........................................................................           57
         SECTION 3.28.  Absence of Immunity.....................................................................           58

                                                          ARTICLE IV

                                                          CONDITIONS

         SECTION 4.01.  Pre-Funding of Term Loans...............................................................           58
         SECTION 4.02.  Disbursement of Term Loans from the Pre-Funding Account.................................           59
         SECTION 4.03.  Pre-Commercial Activation Revolving Loans...............................................           59
         SECTION 4.04.  Post-Commercial Activation Loans........................................................           60

                                                          ARTICLE V
                                                         INFORMATION

         SECTION 5.01.  Financial Statements and Other Information..............................................           61
         SECTION 5.02.  Notices of Material Events..............................................................           62
         SECTION 5.03.  Notices under Principal Project Documents...............................................           63

                                                          ARTICLE VI

                                                    AFFIRMATIVE COVENANTS

         SECTION 6.01.  Maintenance of Existence................................................................           63
         SECTION 6.02.  Maintenance of Properties...............................................................           64
         SECTION 6.03.  Taxes...................................................................................           64
         SECTION 6.04.  Compliance with Laws....................................................................           64
         SECTION 6.05.  Government Approvals....................................................................           64
         SECTION 6.06.  Environmental Compliance................................................................           65
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                                     - ii -
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
         SECTION 6.07.  Books and Records.......................................................................           65
         SECTION 6.08.  Inspection Rights.......................................................................           65
         SECTION 6.09.  Use of Proceeds.........................................................................           66
         SECTION 6.10.  Collateral; Security Interests..........................................................           66
         SECTION 6.11.  Certain Obligations Respecting Subsidiaries.............................................           70
         SECTION 6.12.  License Subsidiaries....................................................................           71

                                                         ARTICLE VII

                                                      NEGATIVE COVENANTS

         SECTION 7.01.  Indebtedness............................................................................           71
         SECTION 7.02.  Liens...................................................................................           73
         SECTION 7.03.  Mergers, Consolidations, Etc............................................................           73
         SECTION 7.04.  Sale of Assets..........................................................................           73
         SECTION 7.05.  Purchase of Assets......................................................................           73
         SECTION 7.06.  Investments.............................................................................           74
         SECTION 7.07.  Restricted Payments.....................................................................           74
         SECTION 7.08.  Transactions with Affiliates............................................................           74
         SECTION 7.09.  Restrictive Agreements..................................................................           75
         SECTION 7.10.  Leverage Ratio..........................................................................           76
         SECTION 7.11.  Operating Leases........................................................................           76
         SECTION 7.12.  Sales and Lease-Backs...................................................................           76
         SECTION 7.13.  Subordinated Obligations................................................................           76
         SECTION 7.14.  Other Debt Obligations..................................................................           77
         SECTION 7.15.  Organizational Documents................................................................           77
         SECTION 7.16.  Nature of Business......................................................................           78
         SECTION 7.17.  Fiscal Year.............................................................................           78

                                                         ARTICLE VIII

                                              CERTAIN PROJECT-RELATED COVENANTS

         SECTION 8.01.  Project Insurance.......................................................................           78
         SECTION 8.02.  Accounts................................................................................           80
         SECTION 8.03.  Approved Budget; Financial Projections..................................................           81
         SECTION 8.04.  Adequate Financing......................................................................           81
         SECTION 8.05.  Principal Project Documents.............................................................           81
         SECTION 8.06.  Other Project Documents.................................................................           83
         SECTION 8.07.  Restoration; Completion; Commercial Activation..........................................           84

                                                          ARTICLE IX

                                                      EVENTS OF DEFAULT

         SECTION 9.01.  Iridium Events of Defaults..............................................................           85
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                                     - iii -
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         SECTION 9.02.  Motorola Events of Default..............................................................           88
         SECTION 9.03.  Other Project Parties' Events of Default................................................           91
         SECTION 9.04.  Other Events of Default.................................................................           92

                                                          ARTICLE X

                                               THE AGENTS AND GLOBAL ARRANGERS

                                                          ARTICLE XI

                                                        MISCELLANEOUS

         SECTION 11.01.  Notices................................................................................           96
         SECTION 11.02.  Waivers; Amendments....................................................................           97
         SECTION 11.03.  Expenses; Indemnity; Damage Waiver.....................................................           98
         SECTION 11.04.  Successors and Assigns.................................................................           99
         SECTION 11.05.  Survival...............................................................................          102
         SECTION 11.06.  Counterparts; Integration..............................................................          102
         SECTION 11.07.  Severability...........................................................................          102
         SECTION 11.08.  Right of Setoff........................................................................          102
         SECTION 11.09.  Governing Law; Jurisdiction; Consent to Service of Process.............................          103
         SECTION 11.10.  WAIVER OF JURY TRIAL...................................................................          104
         SECTION 11.11.  Headings...............................................................................          104
         SECTION 11.12.  Confidentiality........................................................................          105
         SECTION 11.13.  Effective Date.........................................................................          106
         SECTION 11.14.  No Third Party Beneficiaries...........................................................          106

SCHEDULE I        -      Commitments
SCHEDULE II       -      Real Property
SCHEDULE III      -      Litigation
SCHEDULE IV       -      Environmental Matters
SCHEDULE V        -      Indebtedness
SCHEDULE VI       -      Liens
SCHEDULE VII      -      Subsidiaries
SCHEDULE VIII     -      Investments
SCHEDULE IX       -      Restrictive Agreements
SCHEDULE X        -      Employee Matters
SCHEDULE XI       -      Affiliate Agreements

APPENDIX 1        -      Initial Approved Budget
APPENDIX 2        -      Conditions Precedent
  ANNEX A         -      Regulatory and Technical Conditions Precedent
APPENDIX 3        -      Insurance Program

EXHIBIT A         -      Form of Assignment and Acceptance
EXHIBIT B         -      Form of Security Agreement
EXHIBIT C         -      Form of Parent Security Agreement
EXHIBIT D         -      Form of Subsidiary Guarantee Agreement
EXHIBIT E         -      Form of Subsidiary Guarantee Assumption
                           Agreement
EXHIBIT F         -      Form of Depositary Agreement
EXHIBIT G         -      Form of Motorola Consent
EXHIBIT H         -      Form of Motorola Pledge Agreement
EXHIBIT I-1       -      Form of Progress Certificate
                         (Pre-Commercial Activation)
EXHIBIT I-2       -      Form of Verification of Independent Technical
                           Advisor
EXHIBIT I-3       -      Form of Progress Certificate
                           (Post-Commercial Activation)
EXHIBIT J         -      Form of Borrowing Request

                  CREDIT AGREEMENT dated as of December 19, 1997 among:

                  IRIDIUM OPERATING LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the "Company");

                  each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto and each lender that becomes a "Lender" after the date hereof pursuant to
         Section 11.04(b) (individually, a "Lender" and, collectively, the "Lenders");

                  CHASE SECURITIES INC. and BARCLAYS CAPITAL, the investment banking division of BARCLAYS BANK PLC ("Barclays Capital"), each in its capacity as arranger in respect of this Agreement (each in such capacity, together with its successors in such capacity, a "Global Arranger" and, collectively, the "Global Arrangers");

                   THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent") and as collateral agent (the "Collateral Agent"); and

                  BARCLAYS BANK PLC, as documentation agent for the Lenders (in such capacity, together with its successors in such capacity, the "Documentation Agent").

                  The Company has requested that the Lenders make loans to the Company in an aggregate principal amount not exceeding $1,000,000,000 at any one time outstanding for the purpose of financing certain of the costs of development of the Company's global mobile wireless communications system, and the Lenders are prepared to make such loans upon the terms and conditions hereof. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of


                                Credit Agreement

1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "Administrative Agent" means The Chase Manhattan Bank, in its capacity as administrative agent for the Lenders hereunder and under the other Credit Documents (or certain of them).

                  "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "Affected Property" means, with respect to any Event of Loss, the property of the Company or any of its Subsidiaries lost, destroyed, damaged, condemned (including, without limitation, through a Condemnation) or otherwise taken as a result of such Event of Loss.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Notwithstanding the foregoing, no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of the Company or any of its Subsidiaries.

                  "Agents" means the Administrative Agent, the Collateral Agent and the Documentation Agent.

                  "Agreement Regarding Guarantee" means the Amended and Restated Agreement Regarding Guarantee dated as of July 11, 1997, amending and restating the Agreement Regarding Guarantee dated as of August 21, 1996, between Motorola and Iridium.

                  "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "Applicable Margin" means, with respect to ABR Loans, 1-1/2% and with respect to Eurodollar Loans, 2-3/4%, provided that, as of each of October 1, 1998, January 1, 1999 and April 1, 1999, the Applicable Margin for each Type of Loans shall be increased by 1/2 of 1% as of each such date.

                  "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's aggregate Commitments. If the Term Commitments or Revolving Commitments (as the case may be) have terminated or expired, the


                                Credit Agreement

Applicable Percentages shall be determined based upon the applicable Commitments most recently in effect, giving effect to any assignments.

                  "Approved Budget" means the Initial Approved Budget, each other budget of Project Costs adopted or approved after the date of this Agreement that covers at least the Budget Period, and each amendment thereof or supplement thereto, subject to Section 2.18 or 8.03(a).

                  "Asset Transfer" means the transfer by Iridium LLC of substantially all of its assets to the Company pursuant to the Asset Transfer Agreement.

                  "Asset Transfer Agreement" means the Asset Transfer Agreement dated as of December 18, 1997 between Iridium LLC and the Company.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent and the Company.

                  "Average Life" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (a) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness multiplied by the amount of such payment by (b) the sum of all such payments.

                  "Barclays" means Barclays Bank PLC.

                  "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "board of directors" means, with respect to the Company or Iridium LLC, its board of directors or any committee thereof duly authorized by such board of directors to take action on its behalf.

                  "Borrowing" means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

                  "Borrowing Request" means a request by the Company for a Borrowing in accordance with Section 2.03, substantially in the form of Exhibit J.

                  "Budget Period" means the period from and including January 1, 1998 to and including the Commitment Termination Date.


                                Credit Agreement

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

                  "Capital Expenditures" means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by the Company or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding Restorations and other repairs) during such period computed in accordance with GAAP.

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Chase" means The Chase Manhattan Bank.

                  "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Government Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Government Authority made or issued after the date of this Agreement.

                  "Change Order" means any change, modification or variation in
(a) the Description of Work (as referred to in Article 2 of the Space System Contract) and the related Statement of Work (contained in Exhibit B to the Space System Contract) made pursuant to Article 10 of the Space System Contract or any amendment thereto or (b) the Description of Work (as referred to in Article 2 of the Terrestrial Network Development Contract) or any amendment thereto.

                  "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Term Loans, and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or a Term Commitment.



                                Credit Agreement

                  "Closing Date" means the date on which (a) all of the conditions set forth in Section 4.01 shall have been satisfied or waived pursuant to Section 11.02 and (b) all of the conditions set forth in Section
4.02 shall have been satisfied or waived pursuant to Section 11.02.

                  "Collateral" means the "Collateral" as such term is defined in the respective Security Documents.

                  "Collateral Agent" means Chase in its capacity as collateral agent under the Security Documents (or certain of them).

                  "Commercial Activation" means the date on which the Company commences generally available commercial service on the IRIDIUM System, provided that the following shall have also been completed: (a) subscriber trials with at least five gateways; and (b) the first productions runs of the subscriber units and message termination devices for the IRIDIUM System.

                  "Commitment" means a Revolving Commitment or Term Commitment, or any combination thereof (as the context requires).

                  "Commitment Termination Date" means September 30, 1998, as the same may be extended pursuant to Section 2.18.

                  "Company LLC Agreement" means the Limited Liability Company Agreement of Iridium Operating LLC dated as of December 18, 1997 pursuant to which the Company is organized.

                  "Condemnation" means the condemnation or seizure by a Government Authority of, or requisition or taking by a Government Authority of title to, all or any portion of the property of the Company or any of its Subsidiaries under power of eminent domain or otherwise.

                  "Condemnation Proceeds" means all compensation, awards, damages and other payments received by the Company or any of its Subsidiaries as a result of any Condemnation.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

                  "Controlling" has the meaning correlative to the term
"Control."

                  "Controlled" has the meaning correlative to the term
"Control."




                                Credit Agreement

                  "Credit Documents" means, collectively, this Agreement, the promissory notes (if any) issued hereunder, the Security Documents, the Subsidiary Guarantee Agreement and the Motorola Agreements.

                  "Credit Parties" means, collectively, the Company and each of the Subsidiary Guarantors.

                  "Debt Incurrence" means the incurrence by the Company or any of its Subsidiaries of any Indebtedness.

                  "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Depositary Agreement" means the Deposit, Disbursement and Account Control Agreement substantially in the form of Exhibit F between the Company, the Collateral Agent and the Depositary Bank.

                  "Depositary Bank" means Chase in its capacity as depositary bank under the Depositary Agreement.

                  "Development" means the designing, development, acquisition, construction, manufacture, installation, leasing, licensing, testing, completion, delivery, acceptance, activation, operation, maintenance, restoration, improvement, use and ownership of the Project and the financing thereof (whether through the issuance of debt or equity securities or otherwise).

                  "Dispose" has the meaning correlative to the term
"Disposition."

                  "Disposition" means any sale, assignment, transfer or other disposition of assets (whether now owned or hereafter acquired) of the Company or any of its Subsidiaries by the Company or any of its Subsidiaries to any other Person (other than any such sale, assignment, transfer or other disposition constituting an Event of Loss).

                  "Dollars" or "$" refers to lawful money of the United States of America.

                  "Domestic Subsidiary" means each Subsidiary of the Company that is organized under the laws of the United States of America or any political subdivision thereof.

                  "Environmental Claim" means, with respect to any Person, any written notice, claim, administrative, regulatory or judicial action, suit, judgment, written demand or other written communication by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or


                                Credit Agreement
other property of such Person, personal injuries, fines, penalties or other actions arising out of, based on or resulting from (a) the presence, Use, threatened Release or Release into the environment of any Hazardous Material at any location, whether or not owned by such Person or (b) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law or other failure, or alleged failure, to comply with the requirements of any Environmental Law.

                  "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Government Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to environmental health and safety matters.

                  "Equity Issuance" means (a) any issuance or sale by the Company or any of its Subsidiaries of (i) any of its membership interests, capital stock or other equity interests, (ii) any warrants or options exercisable in respect thereof or (iii) any other security or instrument representing an equity interest in the Company or any of its Subsidiaries (but excluding, in the case of any convertible security, the equity interests of any Person other than the Company or any of its Subsidiaries into which such convertible security is convertible) or (b) the receipt by the Company or any of its Subsidiaries after the date hereof of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the U.S. Tax Code, or, solely for purposes of
Section 302 of ERISA and Section 412 of the U.S. Tax Code, is treated as a single employer under Section 414 of the U.S. Tax Code.

                  "ERISA Event" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the U.S. Tax Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the U.S. Tax Code or
Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the


                                Credit Agreement

Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "Event of Default" has the meaning assigned to such term in
Article IX.

                  "Event of Loss" means, with respect to any property of the Company or any of its Subsidiaries, any loss of, destruction of or damage to, or any condemnation (including, without limitation, a Condemnation) or other taking by a Government Authority of, such property of the Company or any such Subsidiary.

                  "Excluded Debt Incurrence" means Indebtedness incurred by the Company or its Subsidiaries under one of the specified clauses of Section 7.01 (other than clause (i) thereof).

                  "Excluded Disposition" means any Disposition permitted under one of the specified clauses of Section 7.04 (other than clause (b) thereof).

                  "Excluded Equity Issuance" means (a) any issuance or sale of capital stock or other equity interests by any Subsidiary of the Company to the Company or any Wholly Owned Subsidiary of the Company, (b) any capital contribution by the Company or any Wholly Owned Subsidiary of the Company to any Subsidiary of the Company, (c) any capital contribution made by Iridium LLC in the Company from the proceeds of additional membership interests issued by Iridium LLC pursuant to the Reserve Capital Call Obligations or (d) any other Equity Issuance to the extent the proceeds thereof are used, or are committed to be used (and are actually so used within 180 days of such issuance), to pay Project Costs for the Budget Period.

                  "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Company hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Company is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 2.17(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender's failure or inability to comply with Section 2.15(e), except to the extent that


                                Credit Agreement
such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Company with respect to such withholding tax pursuant to Section 2.15(a).

                  "Exposure" means, with respect to any Lender at any time, the aggregate outstanding principal amount of such Lender's Loans at such time.

                  "FCC" means the U.S. Federal Communications Commission.

                  "FCC License" means the authorization of the FCC held by Motorola Satellite Communications, Inc. as of the date of this Agreement with respect to the construction, launch and operation of the IRIDIUM System as set forth in FCC's Orders and Authorizations DA 95-131, released January 31, 1995, DA 95-372 released February 28, 1995, FCC 96-279, released June 27, 1996, and DA 96-1789, released October 30, 1996.

                  "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Foreign Lender" means any Lender organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

                  "Foreign Subsidiary" means any Subsidiary of the Company other than a Domestic Subsidiary.

                  "Gateway Authorization Agreements" means each gateway authorization agreement between the investor party thereto and the Company (as transferee of Iridium LLC).

                  "GAAP" means generally accepted accounting principles in the United States of America, as in effect from time to time.

                  "General Receipt & Disbursement Account" has the meaning assigned to such term in the Depositary Agreement.

                  "Government Approval" means any authorization, consent, approval, license, lease, ruling, permit, concession, grant, franchise, agreement, tariff, rate, certification, exemption, filing or registration by or with any Government Authority relating to the Development of the


                                Credit Agreement

Project, the execution, delivery and performance of the Transaction Documents, the creation, perfection and enforcement of the Liens contemplated by the Security Documents and the other transactions contemplated hereby.

                  "Government Authority" means the government of any nation or any political subdivision thereof, whether state, territory, province or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Government Rule" means any statute, law, regulation, ordinance, rule, judgment, order, decree, injunction, permit, concession, grant, franchise, license, agreement, directive, environmental guideline, policy, restriction or rule of common law, requirement of, or other governmental restriction or any similar form of decision of or determination by, or any interpretation or administration of any of the foregoing by, any Government Authority, whether now or hereafter in effect.

                  "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any direct or indirect obligation of the guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

                  "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other hazardous substances or wastes of any nature regulated as such pursuant to any applicable Environmental Law.

                  "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.



                                Credit Agreement

                  "IBSS Agreement" means the Master Agreement executed on or about December 16, 1996 between the Company (as transferee of Iridium LLC) and Andersen Consulting, LLP, with respect to the Iridium Business Support System.

                  "Impair" has a meaning correlative to the term "Impairment."

                  "Impairment" means, with respect to any Project Document or Government Approval, any rescission, termination, cancellation, repeal, invalidity, suspension (other than by reason of an "excusable delay" (as such term is used in any of the Principal Project Documents) to the extent such suspension by reason of such excusable delay is expressly permitted by such Principal Project Document), withdrawal, withholding, injunction, inability to satisfy stated conditions to effectiveness or amendment, modification or supplementation (other than, in the case of a Project Document, any such amendment, modification or supplementation permitted by Section 8.05 or 8.06 and, in the case of a Government Approval, any such amendment, modification or supplementation permitted by Section 6.05 and, in the case of the FCC License, the transfer thereof to a Subsidiary of Motorola or to the Company as contemplated in the Motorola Consent) of such Project Document or Government Approval in whole or in part, which (in any case) is adverse to the interests of any Project Party or the Lenders.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding trade accounts payable or accrued liabilities arising in the ordinary course of business that are not overdue by more than 30 days or that are being contested in good faith),
(e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty (excluding any ordinary trade credit) and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include, without duplication, the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Indebtedness shall refer to, in the case of Indebtedness issued at a discount, the accreted value thereof.

                  "Indemnified Taxes" means Taxes other than Excluded Taxes.



                                Credit Agreement

                  "Independent Advisors" means the Independent Insurance Advisor, the Independent Market Consultant and the Independent Technical Advisor.

                  "Independent Insurance Advisor" means Sedgwick James of New Jersey, Inc., or any other Person from time to time appointed by the Global Arrangers with the consent of the Company to act as insurance advisor for and on behalf of the Lenders for the purposes of this Agreement and the transactions contemplated hereby.

                  "Independent Market Consultant" means Coopers & Lybrand, L.L.P., or any other Person from time to time appointed by the Global Arrangers with the consent of the Company to act as advisor with respect to the potential market for the Company's voice and paging services for and on behalf of the Lenders for the purposes of this Agreement and the transactions contemplated hereby.

                  "Independent Technical Advisor" means Arthur D. Little, Inc., or any other Person from time to time appointed by the Administrative Agent with the consent of the Company to act as technical advisor for and on behalf of the Lenders for the purposes of this Agreement and the transactions contemplated hereby.

                  "Information Memorandum" means the Confidential Information Memorandum dated October 1997 with respect to the credit facilities provided for in this Agreement.

                  "Initial Approved Budget" means the budget for Project Costs for the fiscal year ending December 31, 1998, approved on October 15, 1997 by the board of directors of Iridium LLC and attached as Appendix 1.

                  "Intellectual Property" means patents, patent rights, patent applications, licenses, inventions, know-how, copyrights, trademarks, trademark registrations, service marks, service mark registrations, trade names or other intellectual property, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, but excluding any Government Approvals.

                  "Interest Election Request" means a request by the Company to convert or continue a Borrowing in accordance with Section 2.05.

                  "Interest Payment Date" means (a) with respect to any ABR Loan, each Quarterly Date and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.



                                Credit Agreement

                  "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Company may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "Investment" means, for any Person, (a) the acquisition (whether for cash, property, services or securities) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale), (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 180 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business,
(c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person and (d) the entering into of any Hedging Agreement.

                  "Iridium Capital" means Iridium Capital Corporation, a Delaware corporation.

                  "Iridium Financial Projections" means the financial projections of Iridium LLC and its Subsidiaries contained in Section 10 of the Information Memorandum.

                  "Iridium IP" means Iridium IP LLC, a Delaware limited liability company.

                  "Iridium LLC" means Iridium LLC, a Delaware limited liability company.

                  "Iridium LLC Agreement" means the Limited Liability Company Agreement of Iridium LLC dated as of July 29, 1996, pursuant to which Iridium LLC is organized.

                  "Iridium LLC Members" means each of the holders from time to time of membership interests of Iridium LLC.



                                Credit Agreement

                  "Iridium Roaming" means Iridium Roaming LLC, a Delaware limited liability company.

                  "IRIDIUM System" means the Company's global mobile wireless communications system as described in the Information Memorandum.

                  "ITU" means the International Telecommunication Union.

                  "Lenders" means the Persons listed on Schedule I and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

                  "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Markets Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for Dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the LIBO Rate with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which Dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "License Subsidiary" shall mean any Subsidiary of the Company established for the purpose of holding a Telecommunications Approval pursuant to
Section 6.12.

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

                  "LLC Agreements" means the Company LLC Agreement and the Iridium LLC Agreement.

                  "Loans" means the loans made by the Lenders to the Company pursuant to this Agreement.



                                Credit Agreement

                  "Loss Proceeds" means, with respect to any Event of Loss, insurance proceeds, condemnation awards (including, without limitation, Condemnation Proceeds) or other compensation, awards, damages and other payments or relief (exclusive, in each case, of the proceeds of liability insurance and business interruption insurance and other payments for interruption of operations) with respect to any Event of Loss.

                  "Management Services Agreement" means the Amended and Restated Management Services Agreement dated as of December 18, 1997 among, Iridium World Communications Ltd., Iridium LLC and the Company with respect to the provision of management, personnel and administrative services by Iridium LLC to the Company.

                  "Margin Stock" means "margin stock" within the meaning of Regulations G, T, U and X of the Board.

                  "Material Adverse Effect" means a material adverse effect on
(a) the business, operations, assets, condition (financial or otherwise) or prospects of the Company and any of its Subsidiaries taken as a whole, (b) the ability of the Credit Parties (taken as a whole) to perform their respective obligations under any Credit Document to which any of them is a party, (c) the validity or enforceability of the Liens under any Security Document or on the Collateral thereunder or the validity or enforceability of the Credit Documents,
(d) the ability of Motorola to perform its obligations under any Motorola Agreement or Principal Project Document to which it is a party or (e) the Development or timely achievement of completion of the Project.

                  "Maturity Date" means the Commitment Termination Date.

                  "Moody's" means Moody's Investors Service, Inc. (or any successor to the rating business thereof).

                  "Mortgaged Properties" has the meaning assigned to such term in Section 6.10.

                  "Mortgages" means, collectively, one or more instruments of mortgages, deeds of trust or similar instruments in favor of the Collateral Agent (and/or one or more trustees or other Persons designated therein), in form and substance satisfactory to the Administrative Agent, executed and delivered by the Company or one of its Subsidiaries pursuant to Article IV or Section 6.10.

                  "Motorola" means Motorola, Inc., a Delaware corporation.

                  "Motorola Agreements" means, collectively, the Motorola Consent and the Motorola Pledge Agreement.



                                Credit Agreement

                  "Motorola Consent" means the Consent and Agreement substantially in the form of Exhibit G between Motorola, the Company, the Administrative Agent and the Collateral Agent.

                  "Motorola Default" means any Event of Default under Section 9.02.

                  "Motorola Domestic Subsidiary" means any Subsidiary of Motorola, except any such Subsidiary (a) that neither transacts any substantial business nor regularly maintains any substantial portion of its fixed assets within the United States of America or (b) which is engaged primarily in financing operations of Motorola or its Subsidiaries outside the United States of America.

                  "Motorola Guarantee Agreement" means, collectively, (a) the Guarantee Agreement dated as of August 21, 1996 between Motorola and Chase, as administrative agent under the Motorola Guaranteed Credit Agreement, (b) any guarantee issued by Motorola in respect of the Indebtedness permitted under
Section 7.01(c), and (c) any guarantee issued by Motorola in connection with any Refinancing of any of the Indebtedness referred to in clause (a) or (b) of this definition (or any subsequent Refinancing thereof).

                  "Motorola Guaranteed Credit Agreement" means the Credit Agreement dated as of August 21, 1996 between the Company (as transferee of Iridium LLC), the lenders party thereto, Chase Securities Inc. and Barclays Capital, the investment banking division of Barclays, as global arrangers in connection therewith, Chase as the administrative agent and Barclays as the documentation agent thereunder, providing for loans in an aggregate principal amount not exceeding $450,000,000 as of the date hereof.

                  "Motorola Pledge Agreement" means the Pledge Agreement substantially in the form of Exhibit H between Motorola (or, if applicable, the Subsidiary of Motorola directly owning the capital stock of the Subsidiary of Motorola that holds the FCC License at the time of execution and delivery of the Motorola Pledge Agreement pursuant to Article IV) and the Collateral Agent.

                  "Motorola's Net Worth" has the meaning assigned to such term in clause (g) of Section 9.02.

                  "Motorola Vendor Financing" means the FOC Payments (as defined in the Memorandum of Understanding dated as of July 11, 1997 between Motorola and Iridium LLC as in effect on the date hereof) to the extent that a deferral thereof is made pursuant to Section 6 thereof.

                  "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.



                                Credit Agreement

                  "Net Available Proceeds" means:

                  (a) in the case of any Disposition, the amount of Net Cash Payments received by the Company and its Subsidiaries in connection with such Disposition;

                  (b) in the case of any Event of Loss, the aggregate amount of the Loss Proceeds received by the Company and its Subsidiaries in respect of such Event of Loss, net of reasonable expenses incurred by the Company and its Subsidiaries in connection therewith;

                  (c) in the case of any Equity Issuance, the aggregate amount of all cash received by the Company and its Subsidiaries in respect of such Equity Issuance, net of reasonable expenses incurred by the Company and its Subsidiaries in connection therewith;

                  (d) in the case of any Debt Incurrence, the aggregate amount of all cash received by the Company and its Subsidiaries in respect of such Debt Incurrence, net of reasonable expenses incurred by the Company and its Subsidiaries in connection therewith; and

                  (e) in the case of any Project Document Claim, the aggregate amount of all cash received by the Company and its Subsidiaries in respect of such Project Document Claim, net of reasonable expenses incurred by the Company and its Subsidiaries in connection with the collection thereof.

                  "Net Cash Payments" means, with respect to any Disposition, the aggregate amount of all cash payments received by the Company and its Subsidiaries directly or indirectly in connection with such Disposition (or thereafter received in respect of any non-cash consideration paid to the Company or any of its Subsidiaries in connection with such Disposition); provided that Net Cash Payments shall be net of (a) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid or payable by the Company and its Subsidiaries in connection with such Disposition and (b) any repayments (and any reasonable expenses in connection therewith) by the Company or any of its Subsidiaries of Indebtedness to the extent that (i) such Indebtedness is secured by a Lien on the property that is the subject of such Disposition and (ii) the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to the purchase of such property.

                  "O&M Contract" means the Operations and Maintenance Contract, effective July 29, 1993, between Motorola and the Company (as transferee of Iridium LLC).

                  "Operation and Maintenance Expenses" means, for any period, the sum, computed without duplication, of the following: all (a) expenses of administering and operating the Project and of maintaining it in good repair and operating condition payable during such period plus (b) direct operating and maintenance costs of the Project (including, without limitation, all payments due and payable under the O&M Contract, the Terrestrial Network Development Contract and


                                Credit Agreement
other relevant Project Documents) payable during such period, plus (c) insurance costs of the Company and its Subsidiaries during such period, plus (d) property taxes due and payable by the Company and its Subsidiaries during such period, plus (e) sales, use and excise taxes, value added taxes, taxes on telecommunications services and other similar taxes due and payable by the Company and its Subsidiaries during such period, plus (f) franchise taxes due and payable by the Company and its Subsidiaries during such period, plus (g) income Taxes due and payable by the Company and its Subsidiaries during such period, plus (h) costs and fees incurred by the Company and its Subsidiaries in connection with obtaining and maintaining in effect the Government Approvals during such period, plus (i) legal, accounting, engineering and other professional fees incurred in connection with any of the foregoing items during such period, plus (j) marketing and sales expenses (including associated commissions) of the Company and its Subsidiaries during such period, plus (k) general and administrative expenses of the Company and its Subsidiaries for such period plus (l) all fees payable to the Agents, the Global Arrangers or the Lenders or any of their respective Affiliates hereunder or in connection with the transactions contemplated hereby during such period plus (m) Capital Expenditures during such period plus (n) all payments due and payable by the Company to Iridium LLC under the Management Services Agreement.

                  "Other Project Document" means any contract or other written agreement (other than the Credit Documents and the Principal Project Documents) entered into or assumed by the Company or any of its Subsidiaries with respect to the Development of the Project, including, without limitation, the Management Services Agreement.

                  "Other Subordinated Debt" means Indebtedness of the Company (in respect of which any of its Subsidiaries may be a guarantor on a subordinated basis or in respect of which, in the case of any Subsidiary that is a co-obligor of the Senior Notes, such Subsidiary may be a co-obligor on a subordinated basis) that is subordinated in right of payment to the obligations of the Company to pay principal of and interest on the Loans and all other amounts owing hereunder and the obligations of the Company under any Hedging Agreements entered into with any of the Lenders in respect of the Loans and that shall (a) (i) have a maturity date no earlier than the maturity of the Senior Notes, (ii) not provide for any amortization or redemption at any time prior to the maturity of the Senior Notes (other than on terms comparable to the Senior Notes), (iii) contain subordination provisions which, in the reasonable judgment of the Administrative Agent, are consistent with subordination provisions for a comparable offering of senior subordinated notes and (iv) contain other terms and conditions (including, without limitation, covenants and events of default, but excluding terms as to pricing) not more favorable to the Company than the terms of the Senior Notes or (b) otherwise be approved by the Required Lenders.

                  "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Credit Document.



                                Credit Agreement

                  "Parent Security Agreement" means a Pledge and Security Agreement substantially in the form of Exhibit C between Iridium LLC and the Administrative Agent.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "Permitted Investments" means:

                  (a) direct obligations of, or obligations guaranteed by, the United States of America for the payment of which obligations or guarantee the full faith and credit of the United States of America is pledged and which have a remaining Average Life of not more than 365 days from the date of acquisition thereof;

                  (b) investments in commercial paper maturing not more than 270 days after the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least P-1 from S&P or A-1 from Moody's (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act of 1933, as amended));

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing not more than 270 days after the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any commercial bank or trust company organized under the laws of the United States of America or any State thereof or any other country which is a member of the Organization for Economic Cooperation and Development, in each case which has a combined capital, surplus and undivided profits of not less than $500,000,000 or its equivalent in foreign currency, and whose debt is rated at least A- by S&P or A-3 by Moody's (or such similar equivalent rating by a "nationally recognized statistical rating organization" (as defined above));

                  (d) repurchase obligations with a term of not more than 7 days for securities described in clause (a) of this definition and entered into with a financial institution which has a combined capital, surplus and undivided profits of not less than $500,000,000 or its equivalent in foreign currency, and whose debt is rated at least A- by from S&P or A-3 by Moody's (or such similar equivalent rating by a "nationally recognized statistical rating organization" (as defined above)); and

                  (e) any mutual or similar fund investing exclusively in Permitted Investments of the type described in clauses (a), (b) and/or
         (c) above.

                  "Permitted Liens" means:



                                Credit Agreement

                  (a) Liens created pursuant to the Security Documents;

                  (b) Liens imposed by any Government Authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if, in the opinion of the Company, adequate reserves with respect thereto are maintained on the books of the Company or the affected Subsidiary, as the case may be, in accordance with GAAP;

                  (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlords' or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings;

                  (d) Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default;

                  (e) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

                  (f) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, utilities, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or minor defects, irregularities or imperfections in title, and encumbrances and statutory Liens, that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company and its Subsidiaries;

                  (h) Liens in favor of any Government Authority to secure progress, advance or other payments, or pursuant to any contract, license, permit or provision of any statute;

                  (i) bankers' Liens arising out of or with respect to the credit balance maintained by the Company in one or more deposit accounts;

                  (j) Liens on Property to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any Indebtedness incurred prior to, at the time of, or within 180 days after, the acquisition of such Property, the completion of any construction or the commencement of full operation, for the purpose of financing all or


                                Credit Agreement
         any part of the purchase price or construction cost thereof, provided that such Lien shall not apply to any other property or asset of the Company or its Subsidiaries;

                  (k) any Lien on any property or asset of the Company or any of its Subsidiaries existing on the date hereof and set forth in Schedule VI; provided that (i) such Lien shall not apply to any other property or asset of the Company or any of its Subsidiaries and (ii) such Lien shall secure only those obligations which it secures on the date hereof (and any Refinancing of such obligations provided the amount secured by such Lien shall not exceed the amount of such obligations being Refinanced);

                  (l) Liens in connection with any Capital Lease Obligation permitted under Section 7.01(j); and

                  (m) Liens arising in connection with the Iridium clearinghouse function (as described in Article IV of the Gateway Authorization Agreements).

                  "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Government Authority or other entity.

                  "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the U.S. Tax Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Post-Default Rate" has the meaning assigned to such term in
Section 2.11(c).

                  "Pre-Funding Account" has the meaning assigned to such term in the Depositary Agreement.

                  "Pre-Funding Borrowing Date" means the date, on or before December 19, 1997 on or prior to which the Company shall have satisfied the conditions precedent set forth in Section 4.01 and on which the Term Lenders shall make the Term Loans under Section 2.01(a).

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.



                                Credit Agreement

                  "Principal Project Documents" means (a) the Space System Contract, (b) the O&M Contract, (c) the Terrestrial Network Development Contract, (d) all Gateway Authorization Agreements and (e) the IBSS Agreement.

                  "Progress Certificate" means a Progress Certificate, substantially in the form of Exhibit I-1 or I-3, as applicable, duly completed and signed by a Responsible Officer.

                  "Project" shall mean the IRIDIUM(R) global wireless communications system described in the Information Memorandum and all systems, property and businesses and activities related thereto.

                  "Project Accounts" has the meaning assigned to such term in the Depositary Agreement.

                  "Project Costs" means, for any period, all costs and expenses incurred or to be incurred by the Company and it Subsidiaries during such period in connection with the Development of the Project or any portion thereof, including, without limitation, all interest on and other regularly scheduled payments of Indebtedness permitted hereunder payable during such period, Operation and Maintenance Expenses for such period, and expenses (including, without limitation, all legal fees and related disbursements) reasonably incurred in such period by the Company and its Subsidiaries in connection with the preparation, negotiation, execution and delivery of any of the Transaction Documents.

                  "Project Document Claim" means any payment by any Project Party (other than the Company or any of its Subsidiaries) to the Company or any of its Subsidiaries under any Principal Project Document in respect of liquidated damages, warranty payments, indemnity payments or other similar amounts.

                  "Project Documents" means the Principal Project Documents and the Other Project Documents.

                  "Project Party" means each Person (other than a Secured Party) from time to time party to a Transaction Document.

                  "Quarterly Dates" means the 15th day of March, June, September and December in each year (or, if any such day is not a Business Day, the next Business Day), the first of which shall be the first such day after the date hereof.

                  "Refinance" means, with respect to any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue Indebtedness in exchange or replacement for such Indebtedness.



                                Credit Agreement

                  "Refinanced" has a meaning correlative to the term
"Refinance."

                  "Refinancing" has a meaning correlative to the term
"Refinance."

                  "Register" has the meaning set forth in Section 11.04(c).

                  "Related Business" means the business of developing, owning, engaging in and dealing with all or any part of the business of the provision of telecommunications services and businesses and (a) reasonably related extensions thereof, including but not limited to the manufacture, purchase, ownership, operation, leasing, licensing, financing and selling of, and generally dealing in or with, communications satellites, earth stations, gateways, ground infrastructure and subscriber equipment, used or intended for use with telecommunications services and businesses and (b) any other activities that are reasonably related to the provision of telecommunications services and businesses.

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Release" means, with respect to any Hazardous Material, any release, spill, emission, emanation, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of such Hazardous Material into the indoor or outdoor environment, including, without limitation, the movement of such Hazardous Material through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

                  "Required Lenders" means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

                  "Reserve Capital Call Obligations" means the obligations of 17 of the Iridium LLC Members to purchase up to 18,206,550 of additional Class 1 Interests of Iridium LLC at a price of $13.33 per interest pursuant to Section
4.02 of the Iridium LLC Agreement.

                  "Responsible Officer" means, with respect to the Company, its chief executive officer, chief financial officer or general counsel or any senior vice president of the Company or, with respect to any Borrowing Request and Sections 2.09(a), 2.09(e), 5.02 and 8.01(d), any vice president of the Company.

                  "Restoration" has a meaning correlative to the term "Restore."

                  "Restore" means, with respect to any Affected Property, to rebuild, repair, restore or replace such Affected Property.


                                Credit Agreement

                  "Restricted Payment" means distributions of the Company (in cash, property or obligations) on, or other payments on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any portion of any membership or other equity interest in the Company or of any warrants, options or other rights to acquire any such membership or equity interest (or to make any payments to any Person where the amount thereof is calculated with reference to fair market or equity value of the Company or any Subsidiary).

                  "Revolving Commitment" means, with respect to each Revolving Lender, the commitment, if any, of such Lender to make Revolving Loans, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 or 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 11.04. The initial amount of each Revolving Lender's Revolving Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments is $650,000,000.

                  "Revolving Exposure" means, with respect to any Revolving Lender at any time, the outstanding principal amount of such Lender's Revolving Loans at such time.

                  "Revolving Lenders" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

                  "Revolving Loan" means a Loan made pursuant to Section
2.01(b).

                  "Revolving Percentage" means, at any time, the percentage of the aggregate sum of the Revolving Commitments and Term Commitments at such time represented by the aggregate Revolving Commitments at such time.

                  "S&P" means the Standard & Poor's Ratings Services (or any successor to the rating business thereof).

                  "Scheduled Commercial Activation Date" means September 23,
1998.

                  "SEC" means the Securities and Exchange Commission.

                  "Secured Parties" means the Agents and the Lenders.

                  "Security Agreement" means a Pledge and Security Agreement substantially in the form of Exhibit B between the Company, the Subsidiary Guarantors and the Collateral Agent.



                                Credit Agreement

                  "Security Documents" means, collectively, the Security Agreement, the Parent Security Agreement, the Mortgages, the Depositary Agreement, the Motorola Pledge Agreement, the consents and agreements referred to in Section VI of Part B of Appendix 2 and all Uniform Commercial Code financing statements or other filings and/or recordings required by any thereof to be filed or made, as the case may be, with respect to the security interests in or Liens on the property created pursuant to any thereof.

                  "Senior Note Indentures" means, collectively, the Series A
Note Indenture, the Series B Note Indenture and the Series C Note Indenture.

                  "Senior Notes" means, collectively, the Series A Senior Notes, the Series B Senior Notes and the Series C Senior Notes.

                  "Senior Subordinated Notes" means the Indebtedness of the Company (as transferee of Iridium LLC) in respect of the 14 1/2% Senior Subordinated Discount Notes due 2006 in an aggregate fully accreted principal amount at the maturity of $480,000,000.

                  "Series A Note Indenture" means the Indenture dated as of July 16, 1997 among the Company (as transferee of Iridium LLC), Iridium Capital, Iridium IP, Iridium Roaming and State Street Bank and Trust Company, as trustee thereunder, in respect of the Series A Senior Notes.

                  "Series A Senior Notes" means 13% Senior Notes due 2005, Series A and Series A/EN issued by Iridium LLC (which has assigned its obligations thereunder to the Company) and Iridium Capital, as co-obligors, under the Series A Note Indenture in an aggregate original principal amount of $300,000,000, and the guarantees thereof by the Subsidiaries pursuant to the Series A Note Indenture.

                  "Series B Note Indenture" means the Note Indenture dated as of July 16, 1997 among the Company (as transferee of Iridium LLC), Iridium Capital, Iridium IP, Iridium Roaming and State Street Bank and Trust Company, as trustee thereunder, in respect of the Series B Senior Notes.

                  "Series B Senior Notes" means 14% Senior Notes due 2005, Series B and Series B/EN issued by Iridium LLC (which has assigned its obligations thereunder to the Company) and Iridium Capital, as co-obligors, under the Series B Note Indenture in an aggregate original principal amount of $500,000,000, and the guarantees thereof pursuant to the Series B Note Indenture.

                  "Series C Note Indenture" means the Indenture dated as of October 17, 1997 among the Company (as transferee of Iridium LLC), Iridium Capital, Iridium IP, Iridium Roaming


                                Credit Agreement
and State Street Bank and Trust Company, as trustee thereunder, in respect of the Series C Senior Notes.

                  "Series C Senior Notes" means 11-1/4% Senior Notes due 2005, Series C and Series C/EN issued by Iridium LLC (which has assigned its obligations thereunder to the Company) and Iridium Capital, as co-obligors, under the Series C Note Indenture in an aggregate original principal amount of $300,000,000, and the guarantees thereof pursuant to the Series C Note Indenture.

                  "Space System Contract" means the Space System Contract, dated, effective as of July 29, 1993, between the Company (as transferee of Iridium LLC) and Motorola.

                  "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Subordinated Obligations" means, collectively, (a) the Senior Subordinated Notes, (b) Other Subordinated Debt, (c) the Company's financial obligations in respect of any and all claims and rights by Motorola against the Company arising as a result of Motorola's performance of its obligations under the Motorola Guarantee Agreement, whether by subrogation, contribution, reimbursement or otherwise, and including, without limitation, any and all obligations owing by Iridium under Section 1 (other than the obligations relating to compensation in the form of equity interests or warrants therefor) of the Agreement Regarding Guarantee, and (d) any and all obligations owing by the Company to Motorola in respect of the Motorola Vendor Financing.

                  "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as


                                Credit Agreement
of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, "Subsidiary" means a subsidiary of the Company.

                  "Subsidiary Guarantee Agreement" means a Subsidiary Guarantee Agreement substantially in the form of Exhibit D between one or more Subsidiary Guarantors and the Administrative Agent.

                  "Subsidiary Guarantee Assumption Agreement" means a Guarantee Assumption Agreement substantially in the form of Exhibit E by an entity that, pursuant to Section 6.11, is required to become a "Subsidiary Guarantor" hereunder in favor of the Administrative Agent.

                  "Subsidiary Guarantor" means, as of the date hereof, each Subsidiary identified in Schedule VII and, thereafter, each other Subsidiary which becomes a Subsidiary Guarantor in accordance with Section 6.11.

                  "Taxes" means, with respect to any Person, all taxes, withholdings, assessments, imposts, duties, governmental fees, governmental charges or levies imposed directly or indirectly on such Person or its income, profits or property by any Government Authority.

                  "Telecommunications Approvals" means all Government Approvals of any applicable telecommunications authority (including all local and national telecommunications approvals and licenses, including FCC licenses, and compliance with ITU procedures and requirements) relating to the Development of the Project, including, without limitation, for spectrum allocation, Ka-band, L-band, interconnection, type approval, trans-border roaming and other business operations of the Company and its Subsidiaries.

                  "Term Commitment" means, with respect to each Term Lender, the commitment, if any, of such Lender to make Term Loans, expressed as an amount representing the maximum aggregate amount of such Lender's Term Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.06 or 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04. The initial amount of each Term Lender's Term Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term Commitment, as applicable. The initial aggregate amount of the Lenders' Term Commitments is $350,000,000.

                  "Term Exposure" means, with respect to any Term Lender at any time, the outstanding principal amount of such Lender's Term Loans at such time.

                  "Term Lender" means a Lender with a Term Commitment or, if the Term Commitments have terminated or expired, a Lender with Term Exposure.



                                Credit Agreement

                  "Term Loan" means a Loan made pursuant to Section 2.01(a).

                  "Term Percentage" means, at any time, the percentage of the aggregate sum of the Revolving Commitments and Term Commitments at such time represented by the aggregate Term Commitments at such time.

                  "Terrestrial Network Development Contract" means the Terrestrial Network Development Contract, effective January 1, 1993, between the Company (as transferee of Iridium LLC) and Motorola.

                  "Transaction Documents" means the Credit Documents, the Project Documents and the LLC Agreements.

                  "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

                  "U.S. Bankruptcy Code" shall mean the United States Federal Bankruptcy Code of 1978, as amended from time to time.

                  "U.S. Tax Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Use" shall mean, with respect to any Hazardous Material and with respect to any Person, the generation, manufacture, processing, distribution, handling, use, treatment, recycling or storage of such Hazardous Material or transportation to or from the property of such Person of such Hazardous Material.

                  "Wholly Owned Subsidiary" means, with respect to any Person, any Subsidiary all of the capital stock or other equity interests of which are owned by such Person (other than, in the case of a corporation, directors' qualifying shares and shares or equity interests required to be held by foreign nationals, in each case to the extent mandated by applicable law).

                  "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., an "ABR Revolving Loan"). Borrowings also may be classified and referred to by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., an "ABR Revolving Borrowing").


                                Credit Agreement

                  SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, including an amendment and restatement thereof, but subject to any restrictions on such amendments, supplements or modifications set forth herein, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns or, in the case of any Government Authority, any entity succeeding to any or all of the functions of such Government Authority, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II

                                   THE CREDITS

                  SECTION 2.01. The Commitments. (a) Subject to the satisfaction of the conditions precedent set forth in Section 4.01 and the conditions of this
Section 2.01, the Company agrees to request, and each Term Lender agrees to make, a Term Loan in the full amount of such Term Lender's Term Commitment in effect as of the Pre-Funding Borrowing Date to the Company on the Pre-Funding Borrowing Date; provided that the proceeds of such Term Loans shall be deposited into the Pre-Funding Account and held and/or disbursed by the


                                Credit Agreement

Depositary Bank solely in accordance with Section 4.04(b) of the Depositary Agreement. The Company shall notify each Term Lender of the expected Pre-Funding Borrowing Date not less than one Business Day prior thereto by delivering a Borrowing Request to the Administrative Agent (or, if the Company intends to borrow Eurodollar Term Loans on such date, three Business Days prior thereto). Amounts prepaid in respect of Term Loans may not be reborrowed.

                  (b) Subject to the terms and conditions set forth herein, each Revolving Lender agrees to make Revolving Loans to the Company from time to time during the period from and including the Closing Date to but excluding the earlier of the Commitment Termination Date and the date of termination of the Revolving Commitments in an aggregate principal amount that will not result in
(i) such Revolving Lender's Revolving Exposure exceeding such Lender's Revolving Commitment or (ii) the total Revolving Exposures exceeding the total Revolving Commitments; provided that no Revolving Loans shall be made to the Company until such time as Term Loans have been made to the Company in accordance with Section 2.01(a) and the conditions precedent to the disbursement of the proceeds of such Term Loans set forth in Section 4.02 have been satisfied or waived in accordance with the terms thereof. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company may borrow, prepay and reborrow Revolving Loans.

                  SECTION 2.02.  Loans and Borrowings.

                  (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the applicable Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                  (b) Subject to Section 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Company may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Company to repay such Loan or any additional amount with respect thereto in accordance with the terms of this Agreement.

                  (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate principal amount of $10,000,000 or a larger multiple of $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate principal amount equal to $10,000,000 or a larger multiple of $1,000,000; provided that an ABR Borrowing may be in an aggregate principal amount that is equal to the entire unused balance of the total Commitments. Borrowings of more than one Type may be


                                Credit Agreement
outstanding at the same time; provided that there shall not at any time be more than a total of twelve Eurodollar Borrowings outstanding.

                  (d) Notwithstanding any other provision of this Agreement, the Company shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

                  SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Company shall notify the Administrative Agent of such request by telephone
(a) in the case of a Eurodollar Borrowing, not later than 10:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request signed by a Responsible Officer. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                  (i) whether the requested Borrowing is to be a Revolving Borrowing or a Term Borrowing;

                  (ii) the aggregate principal amount of the requested
         Borrowing;

                  (iii) the date of such Borrowing, which shall be a Business
         Day;

                  (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period".

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Company shall be deemed to have selected an Interest Period of one month's duration. Promptly, and in any event at least one hour prior to the time each Lender shall make its Loans hereunder, following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender and the Collateral Agent of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.



                                Credit Agreement

                  SECTION 2.04.  Funding of Borrowings.

                  (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Company by promptly crediting the amounts so received, in like funds, to the General Receipt & Disbursement Account.

                  (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Company a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Company severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Company to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or (ii) in the case of the Company, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                  SECTION 2.05.  Interest Elections.

                  (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request, and in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Company may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Company may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

                  (b) To make an election pursuant to this Section, the Company shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Company were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by delivery or


                                Credit Agreement
telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Company.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Company shall be deemed to have selected an Interest Period of one month's duration.

                  (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If the Company fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.



                                Credit Agreement

                  SECTION 2.06.  Termination and Reduction of the Commitments.

                  (a) Unless previously terminated, the Term Commitments and the Revolving Commitments shall terminate on the Commitment Termination Date.

                  (b) The Company may at any time terminate, or from time to time reduce, the Commitments of either Class; provided that (i) each reduction of the Commitments pursuant to this Section shall be in an amount that is $25,000,000 or a larger multiple of $1,000,000, (ii) the Company shall not terminate or reduce the Term Commitments except to the extent required under
Section 2.09, (iii) the Company shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.08, the total Revolving Exposures would exceed the total Revolving Commitments, and (iv) each request for each such reduction shall be accompanied by a certificate of a Responsible Officer demonstrating (to the reasonable satisfaction of the Administrative Agent) compliance by the Company with Section 8.04 after giving effect to such reduction.

                  (c) The Company shall notify the Administrative Agent and the Collateral Agent of any election to terminate or reduce the Commitments of either Class under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments of either Class delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities or upon the issuance of other indebtedness, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

                  (d) The Commitments shall reduce automatically on the date of any prepayment of Loans made pursuant to this Section or Section 2.09 in an amount equal to the amount of such prepayment.

                  (e) Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments of a Class shall be made ratably among the Lenders with respect to such Class in accordance with their respective Commitments.

                  SECTION 2.07.  Repayment of Loans; Evidence of Debt.

                  (a) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender on the Maturity Date.



                                Credit Agreement

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type and Class thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Company to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Company shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent and the Company.

                  SECTION 2.08.  Optional Prepayment of Loans.

                  (a) The Company shall have the right at any time and from time to time to prepay any Borrowing of either Class in whole or in part, subject to the requirements of this Section and provided that each such prepayment that is not a prepayment of a Borrowing in whole shall be in an aggregate principal amount not less than $10,000,000.

                  (b) Prior to any optional prepayment of Borrowings hereunder, the Company shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph
(c) of this Section; provided that each prepayment of Borrowings of either Class shall be applied to prepay any outstanding ABR Borrowings of such Class before any Eurodollar Borrowings of such Class. If the Company fails to make a timely selection of the Borrowing or Borrowings to be prepaid, such prepayment shall be applied, first, to prepay any outstanding ABR Borrowings of the applicable Class and, second, to Eurodollar Borrowings of such Class in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be prepaid first).

                  (c) The Company shall notify the Administrative Agent and the Collateral Agent by telephone (confirmed by telecopy) of any optional prepayment hereunder (i) in the case of


                                Credit Agreement
prepayment of a Eurodollar Borrowing, not later than 10:00 a.m., New York City time, three Business Days before the date of repayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 10:00 a.m., New York City time, the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.06, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11.

                  SECTION 2.09. Mandatory Prepayments and Reductions of Commitments.

                  (a) Dispositions. Without limiting the obligation of the Company to obtain the consent of the Required Lenders pursuant to Section 7.04 to any Disposition not otherwise permitted hereunder, in the event that the Net Available Proceeds of any Disposition other than any Excluded Disposition (herein, the "Current Disposition"), and of all prior Dispositions (other than any Excluded Disposition) as to which neither a prepayment nor a reduction of Commitments has yet been made under this paragraph, shall exceed $5,000,000 then, promptly upon the occurrence of the Current Disposition, the Company will deliver to the Administrative Agent a statement, certified by a Responsible Officer, in form and detail reasonably satisfactory to the Administrative Agent, of the amount of the Net Available Proceeds of the Current Disposition and of all such prior Dispositions and, within 30 Business Days after the receipt of the Net Available Proceeds of the Current Disposition, the Company shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds of the Current Disposition and such prior Dispositions in the manner and to the extent specified in paragraph (f) of this Section.

                  (b) Equity Issuance. Within 30 Business Days after any Equity Issuance (other than any Excluded Equity Issuance), the Company shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds of such Equity Issuance in the manner and to the extent specified in paragraph (f) of this Section.

                  (c) Debt Incurrence. Without limiting the obligation of the Company to obtain the consent of the Required Lenders pursuant to Section 7.01 to any incurrence of Indebtedness by the Company or any of its Subsidiaries not otherwise permitted hereunder, within 30 Business Days after any Debt Incurrence (other than any Excluded Debt Incurrence), the Company shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an


                                Credit Agreement
aggregate amount equal to 100% of the Net Available Proceeds of such Debt Incurrence in the manner and to the extent specified in paragraph (f) of this Section.

                  (d) Event of Loss. Within 30 Business Days after receipt of the Net Available Proceeds of an Event of Loss (other than an Event of Loss (i) as to which the Net Available Proceeds thereof, together with the Net Available Proceeds of all previous Events of Loss covered by this clause (i) and not theretofore applied to either a prepayment hereunder or to the Restoration of the Affected Property, do not exceed $5,000,000 or (ii) as to which, unless an Event of Default shall have occurred and be continuing, the Company shall have notified the Collateral Agent pursuant to Section 4.02(b)(ii) of the Depositary Agreement that it intends to Restore the Affected Property with respect to such Event of Loss), the Company shall prepay the Loans and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds of such Event of Loss and of such previous Events of Loss in the manner and to the extent specified in paragraph (f) of this Section.

                  (e) Project Document Claims. In the event that the Net Available Proceeds of any Project Document Claim (herein, the "Current Payment"), and of all prior amounts received by the Company in respect of Project Document Claims as to which neither a prepayment nor a reduction of Commitments has yet been made under this paragraph, shall exceed $5,000,000 in the aggregate then, promptly upon the receipt of the Current Payment, the Company will deliver to the Administrative Agent a statement, certified by a Responsible Officer, in form and detail reasonably satisfactory to the Administrative Agent, of the aggregate amount of the Current Payment and of all such prior payments and, within 30 Business Days after receipt of the Net Available Proceeds of the Current Payment, will prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds of the Current Payment and such prior payments in the manner and to the extent specified in paragraph (f) of this Section.

                  (f) Application. Prepayments and/or reductions of Commitments described in the foregoing paragraphs of this Section shall be applied ratably as between the Term Commitments and the Revolving Commitment and with respect to the respective Commitments, as follows:

                  (i) the aggregate amount of the Term Commitments shall be reduced by an amount equal to the Term Percentage of the amount of such prepayment and/or reduction (and to the extent that, after giving effect to such reduction, the sum of the Term Exposures would exceed the Term Commitments, the Company shall prepay Term Loans in an aggregate amount equal to such excess); and

                  (ii) the aggregate amount of the Revolving Commitments shall be reduced by an amount equal to the Revolving Percentage of such prepayment and/or reduction (and to the extent that, after giving effect to such reduction, the sum of the Revolving Exposures


                                Credit Agreement
         would exceed the Revolving Commitments, the Company shall prepay Revolving Loans in an aggregate amount equal to such excess).

                  (g) Selection of Borrowings to be Prepaid. Prior to any mandatory prepayment of Borrowings under this Section, the Company shall select the Borrowing or Borrowings of each Class to be prepaid and shall specify such selection in a notice to the Administrative Agent not less than three Business Days prior to the date of such prepayment; provided that each prepayment of Borrowings of either Class shall be applied to prepay any outstanding ABR Borrowings of such Class before any other Borrowings of such Class. If the Company fails to make a timely selection of the Borrowing or Borrowings to be prepaid, such prepayment shall be applied, first, to prepay any outstanding ABR Borrowings of the applicable Class and, second, to other Borrowings of such Class in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be prepaid first).

                  (h) Payment into Project Accounts. Nothing in this Section shall be deemed to limit any obligation of the Company or any of its Subsidiaries hereunder or under the Depositary Agreement to deposit (or cause to be deposited), promptly upon receipt, the proceeds in respect of any Disposition, Equity Issuance, Debt Incurrence, Event of Loss or Project Document Claim in the appropriate Project Account in accordance with the Depositary Agreement.

                  SECTION 2.10.  Fees.

                  (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at a rate per annum equal to 1/2 of 1% on the average daily unused amount of the Commitment of such Lender during the period from and including the date hereof to but excluding the earlier of (i) the date such Commitment terminates and (ii) the Commitment Termination Date. Accrued commitment fees shall be payable on each Quarterly Date and on the earlier of the date the Commitment terminates and the Maturity Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (b) The Company agrees to pay to each Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and such Agent.

                  (c) All fees payable hereunder shall be paid on the due date thereof, in immediately available funds, to the Administrative Agent for distribution, in the case of commitment fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.



                                Credit Agreement

                  SECTION 2.11.  Interest.

                  (a) The Loans comprising each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

                  (b) The Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

                  (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Company hereunder is not paid when due, whether at stated maturity, upon acceleration, by mandatory prepayment or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum (the "Post-Default Rate") equal to 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

                  (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the applicable Commitments; provided that (i) interest accrued pursuant to paragraph
(c) of this Section shall be payable on demand, (ii) in the event of any prepayment of any Loan (other than a prepayment of an ABR Loan prior to the Maturity Date), accrued interest on the principal amount prepaid shall be payable on the date of such prepayment and (iii) in the event of any conversion of any Eurodollar Borrowing prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                  (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.12. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                  (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such


                                Credit Agreement

         Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

                  SECTION 2.13.  Increased Costs.

                  (a)  If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                  (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lenders of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Company will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

                  Without limiting the rights and obligations of the Lenders and the Company under Section 2.17, if any Lender requests compensation from the Company under this Section, the Company may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender thereafter to make or continue Eurodollar Loans, or to convert ABR Loans into Eurodollar Loans, until the Change in Law giving rise to such request ceases to be in effect; provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. If the obligation of any Lender to make Eurodollar Loans or to continue, or to convert ABR Loans into, Eurodollar Loans shall be suspended pursuant to the preceding sentence, such Lender's Eurodollar Loans shall be automatically converted into ABR Loans on the last day(s) of the then current Interest Period(s) for Eurodollar Loans and, unless


                                Credit Agreement
and until such Lender gives notice as provided below that the Change in Law is no longer in effect:

                  (x) to the extent that such Lender's Eurodollar Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its ABR Loans; and

                  (y) all Loans that would otherwise be made or continued by such Lender as Eurodollar Loans shall be made or continued instead as ABR Loans, and all ABR Loans of such Lender that would otherwise be converted into Eurodollar Loans shall remain as ABR Loans.

If such Lender gives notice to the Company with a copy to the Administrative Agent that the Change in Law that gave rise to the conversion of such Lender's Eurodollar Loans pursuant to this Section is no longer in effect at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's ABR Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all ABR and Eurodollar Loans of the same Class are allocated among the Lenders ratably (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments with respect to such Class.

                  (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Company will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

                  (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Company shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than six months prior to the date that such Lender notifies the Company of the Change in Law giving rise to such increased costs or


                                Credit Agreement
reductions and of such Lender's intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

                  SECTION 2.14. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or in connection with any mandatory prepayment pursuant to Section 2.09), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.08(c) and is revoked in accordance herewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to
Section 2.17, then, in any such event, the Company shall compensate each Lender for the loss (other than lost profit), cost and expense attributable to such event. In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or, if not so bid by the Lender, by an affiliate of such Lender) for Dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  SECTION 2.15.  Taxes.

                  (a) Any and all payments by or on account of any obligation of the Company hereunder or under any other Credit Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Company shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company


                                Credit Agreement
shall pay the full amount deducted to the relevant Government Authority in accordance with any applicable Government Rule.

                  (b) In addition, the Company shall pay any Other Taxes to the relevant Government Authority in accordance with any applicable Government Rule.

                  (c) The Company shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Government Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Company to a Government Authority, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Government Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Each Foreign Lender shall (i) deliver to the Company and the Administrative Agent (x) on or before the date on which it becomes a Lender
(A) (1) two properly completed and duly executed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form, as the case may be) claiming complete exemption from United States withholding tax with respect to payments by the Company under this Agreement and the other Credit Documents and (2) a duly completed United States Internal Revenue Service Form W-8 or W-9 certifying that such Lender is entitled to an exemption from United States backup withholding tax or (B), in the case of a Lender not treated as a bank for regulatory, tax or other legal purposes in any jurisdiction, (1) a certificate under penalties of perjury that such Lender is not (x) a bank, a shareholder of the Company or a controlled foreign corporation related to the Company for purposes of section 881(c)(3) of the Code or (y) a conduit entity within the meaning of United States Treasury Regulations section 1.881-3 and (2) two duly completed Internal Revenue Service Forms W-8, and (y) two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered; and
(ii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company or the Administrative Agent; provided, however, that the Lender shall not be required to perform the obligations under this paragraph if any change in treaty, law or regulation has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such


                                Credit Agreement

Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the Administrative Agent.

                  SECTION 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

                  (a) The Company shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or under Section 2.13, 2.14 or 2.15, or otherwise) or under any other Credit Document (except to the extent otherwise provided therein) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except as otherwise expressly provided in the relevant Credit Document, and except that payments pursuant to Sections 2.13, 2.14, 2.15 and 11.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder or under any other Credit Document (except to the extent otherwise provided therein) shall be made in Dollars.

                  (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

                  (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Company pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of


                                Credit Agreement
a participation in any of its Loans to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Company consents to the foregoing and agrees, to the extent it may effectively do so under applicable Government Rule, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Company rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Company in the amount of such participation.

                  (d) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Company will not make such payment, the Administrative Agent may assume that the Company has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Company has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

                  (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or 2.16(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.17.  Mitigation Obligations; Replacement of Lenders.

                  (a) If any Lender requests compensation under Section 2.13, or if the Company is required to pay any additional amount to any Lender or any Government Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) If any Lender requests compensation under Section 2.13, or if the Company is required to pay any additional amount to any Lender or any Government Authority for the account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in


                                Credit Agreement
accordance with and subject to the restrictions contained in Section 11.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

                  SECTION 2.18.  Extension of Commitment Termination Date.

                  (a) The Company may, at any time prior to July 1, 1998, request in writing to the Administrative Agent (the "Extension Request") an extension of the Commitment Termination Date to the last Business Day of any calendar month occurring after September 30, 1998 (the "Existing Commitment Termination Date"), but in no event later than June 30, 1999. The date on which such request is received by the Administrative Agent is herein called the "Request Date". The Extension Request shall be signed by a Responsible Officer and:

                  (i) specify the date to which the Existing Commitment Termination is requested to be extended (the "Proposed Commitment Termination Date");

                  (ii) contain a certification by such Responsible Officer to the effect that, as of the Request Date:

                           (x) no Event of Default shall have occurred and be
                  continuing; and

                           (y) the Company is in compliance with the
                  requirements of Section 8.04 for the period from and including the Request Date to and including the Proposed Commitment Termination Date based upon the Project Costs for such period specified in then current Approved Budget (as amended or supplemented under clause (iii) below, if applicable) (and setting forth, in detail reasonably satisfactory to the Administrative Agent, the basis for such compliance together with any other documentation reasonably requested by the Administrative Agent to demonstrate such compliance); and



                                Credit Agreement

                  (iii) if the Proposed Commitment Termination Date shall be later than December 31, 1998, be accompanied by an amended or supplemental budget, as approved by the board of directors of the Company, setting forth the Project Costs projected to be payable by Company and its Subsidiaries during the period from January 1, 1998 to and including the Proposed Commitment Termination Date (and, upon the effectiveness of such extension as provided below, such amended budget or supplemental budget shall be deemed an "Approved Budget" for purposes of this Agreement).

The Administrative Agent shall promptly upon receipt of the Extension Request forward a copy thereof to each Lender.

                  (b) The extension of the Existing Commitment Termination Date requested in the Extension Request shall be effective if the Administrative Agent shall (i) be reasonably satisfied that each of the matters set forth in clause (ii) of paragraph (a) above shall be true and correct as of the Request Date and (ii) have received the amended or supplemental budget required under clause (iii) of paragraph (a) above, if applicable (provided, however, that if the basis for the Company's certification as to compliance with Section 8.04 under clause (ii)(y) of paragraph (a) above includes any written financing commitment (other than a financing commitment which has theretofore been approved by the Required Lenders for purposes of complying with Section 8.04), the acceptability of such commitment for purposes of satisfying the requirement of such clause (ii)(y) shall be determined by the Required Lenders). The Administrative Agent (and, if applicable, the Required Lenders) agree to make such determination within 30 days of the Request Date, provided that if no such determination shall be made on or prior to such date, such request shall be deemed denied. If the conditions to such extension are determined to be satisfied as provided above, the Administrative Agent shall notify the Company and the Lenders as to such extension whereupon the Commitment Termination Date shall be the date set forth in such Extension Request for all purposes of this Agreement.

                  (c) The Company shall not have the right to extend the Commitment Termination Date pursuant to this Section more than once.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  The Company represents and warrants to the Lenders that:

                  SECTION 3.01. Organization; Qualification. Each of the Company and its Subsidiaries is a limited liability company, corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could


                                Credit Agreement
reasonably be expected (either individually or in the aggregate) to result in a Material Adverse Effect.

                  SECTION 3.02. Powers. Each of the Company and its Subsidiaries has all requisite corporate or other power to own its assets and carry on its business as now being or as proposed to be conducted; provided that no representation or warranty is made under this Section 3.02 with respect to any Government Approvals.

                  SECTION 3.03. Authorization. The Company and each of its Subsidiaries has full power, authority and legal right to execute and deliver each of the Credit Documents and Principal Project Documents to which it is a party and to perform its obligations thereunder. The execution, delivery and performance by the Company and each of its Subsidiaries of each of the Credit Documents and Principal Project Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company or such Subsidiary.

                  SECTION 3.04. No Conflicts. The execution, delivery and performance by the Company and each of its Subsidiaries of the Credit Documents and Principal Project Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not (a) require any consent or approval of the membership committee or board of directors (as the case may be) or any shareholders or members of the Company or any of its Subsidiaries or any other Person that has not been obtained and each such consent and approval that has been obtained is adequate for its intended purpose and is in full force and effect, (b) violate any material provision of any Government Rule or any order, writ, judgment, decree, determination or award having applicability to the Company or any of its Subsidiaries or the Project,
(c) violate any provision of the Company LLC Agreement (in the case of the Company) or the certificate of incorporation or by-laws (or the applicable constitutive documents) of any of the Company's Subsidiaries, (d) result in a breach of or constitute a default under any Credit Document or Principal Project Documents to which it is a party or any material indenture or loan or credit agreement or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or its properties and assets is or are bound or affected or (e) result in or require the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of their respective properties and assets now owned or hereafter acquired.

                  SECTION 3.05. Enforceability. Each of the Credit Documents (in each case, from and after the date of execution and delivery thereof by the parties thereto) and Principal Project Documents to which the Company or any of its Subsidiaries is a party has been duly executed and delivered by the Company or such Subsidiary and constitutes the legal, valid and binding obligation of the Company or such Subsidiary enforceable against the Company or such Subsidiary in accordance with its terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) the application of


                                Credit Agreement
general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  SECTION 3.06.  Government Approvals.

                  (a) All Telecommunications Approvals required to be obtained by the Company or any of its Subsidiaries for the current stage of the Development of the Project have been duly obtained, are validly issued, are in full force and effect, are held in the name or extend to the benefit of the Company or one of its Subsidiaries and are free from any conditions or requirements that the Company could not reasonably be expected to satisfy on or prior to the date such Telecommunications Approval is required for the appropriate stage of the Development of the Project or to be fully effective.

                  (b) To the best knowledge of the Company, all other Telecommunications Approvals required to be obtained by any Person (other than the Company or any of it Subsidiaries) for the current stage of the Development of the Project have been duly obtained, are validly issued, are in full force and effect, are held in the name or extend to the benefit of such other Person and are free from any conditions or requirements that the Company could not reasonably expect such other Person to satisfy on or prior to the date such Telecommunications Approval is required for the appropriate stage of the Development of the Project or to be fully effective.

                  (c) All Government Approvals (other than Telecommunications Approvals) required to be obtained by the Company or any of its Subsidiaries for the current stage of the Development of the Project have been duly obtained, are validly issued, are in full force and effect, are held in the name or extend to the benefit of the Company or one of its Subsidiaries and are free from any conditions or requirements that the Company could not reasonably be expected to satisfy on or prior to the date such Government Approval is required for the appropriate stage of the Development of the Project or to be fully effective.

                  (d) To the best knowledge of the Company, all other Government Approvals (other than Telecommunications Approvals) required to be obtained by any Person (other than the Company or any of it Subsidiaries) for the current stage of the Development of the Project have been duly obtained, are validly issued, are in full force and effect, are held in the name or extend to the benefit of the relevant Person and are free from any conditions or requirements that the Company could not reasonably expect such other Person to satisfy on or prior to the date such Government Approval is required for the appropriate stage of the Development of the Project or to be fully effective.

                  (e) The Company has no reasonable basis to believe that any Government Approval required for the Development of the Project that has not been obtained or has not become final and non-appealable as of the date hereof:


                                Credit Agreement

                  (i) will not be obtained in due course on or prior to the commencement of the appropriate stage of Development of the Project, unless the failure to obtain such Government Approval could not reasonably be expected to result in a Material Adverse Effect;

                  (ii) will contain any conditions or requirements compliance with which could reasonably be expected to result in a Material Adverse Effect; or

                  (iii) will be subject to an appeal the outcome of which could reasonably be expected to result in a Material Adverse Effect.

                  (f) The Project, if constructed and operated in accordance with the requirements of the Principal Project Documents, will in all material respects conform to and comply with all applicable covenants, conditions, restrictions and reservations in all Government Approvals required for the Development of the Project and all Government Rules applicable thereto.

                  (g) Neither the Company nor any of its Subsidiaries is in violation in any material respect of any Government Rule applicable to any of the Credit Parties in connection with the Development of the Project or any Government Approval required for the Development of the Project and obtained by any of the Credit Parties. To the best knowledge of the Company, no Person (other than the Credit Parties) is in violation of any Government Rule applicable to it in connection with the Development of the Project or any Government Approval required for the Development of the Project and obtained by such Person, the violation of which could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.07. Financial Condition; No Material Adverse Change.

                  (a) The Company has heretofore furnished to the Lenders the consolidated balance sheet and statements of income, stockholders' equity and cash flows for Iridium LLC (i) as of and for the fiscal year ended December 31, 1996, reported on by KPMG Peat Marwick LLP, independent public accountants and
(ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 1997, certified by the chief financial officer of Iridium LLC. Such financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of Iridium LLC and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

                  (b) Since December 31, 1996 (and giving effect to the Asset Transfer as of such date), there has been no change in the business, assets, operations, prospects or condition, financial or otherwise, of Iridium LLC and its Subsidiaries, taken as a whole, that (either individually or in the aggregate) could reasonably be expected to result in a Material Adverse Effect.


                                Credit Agreement

                  SECTION 3.08.  Properties.

                  (a) Each of the Company and its Subsidiaries owns and has, or when acquired will own and have, good, legal and marketable title to its property which it purports to own (other than its leasehold or licensed properties) free and clear of all Liens other than Permitted Liens.

                  (b) Each of the Company and its Subsidiaries is, or when leases creating leasehold properties are executed will be, lawfully possessed of a valid and subsisting leasehold estate in and to its leasehold properties which it purports to lease free and clear of all Liens other than Permitted Liens.

                  (c) Each of the Company and its Subsidiaries enjoys, and will enjoy, peaceful and undisturbed possession of, or a license to use, all property (subject only to Permitted Liens) that are necessary for the current stage of Development of the Project.

                  (d) Each of the Company and its Subsidiaries owns or possesses, or is licensed to use (or believes it can acquire on reasonable terms), all material Intellectual Property necessary for the Development of the Project or (to the extent not required to be obtained on or prior to the date hereof) will be obtained in due course when so necessary, and licenses, contracts or other agreements in respect of such Intellectual Property are (or when obtained, will be) final and are (or will be) in full force and effect. To the best knowledge of the Company, the use thereof by the Company and its Subsidiaries does not infringe upon, or conflict with, the rights of any other Person.

                  (e) Set forth on Part A of Schedule II is a list, as of the date hereof, of all of the real property interests held by the Company and its Subsidiaries, indicating in each case whether the respective property is owned or leased, the identity of the owner or lessee, the location of the respective property and the approximate value of such property. Part B of Schedule II sets forth real property interests which the Company or any of its Subsidiaries reasonably expects as of the date hereof will be acquired prior to the Commitment Termination Date, indicating in each case the estimated date of acquisition thereof, whether the respective property will be owned or leased, the identity of the intended owner or lessee and the location and estimated value of such property.

                  SECTION 3.09. Proceedings. Except as described in Schedule III, there is no action, suit or proceeding at law or in equity or by or before any Government Authority, arbitral tribunal or other similar body now pending or, to the best knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective property (including, without limitation, the Project), which could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.10. Environmental Matters. Except as described in
Schedule IV, neither the Company nor any of its Subsidiaries (a) has failed to comply, in any material respect,


                                Credit Agreement
with any Environmental Law or to obtain, maintain or comply, in any material respect, with any permit, license or other approval required under any Environmental Law or (b) has received notice of any Environmental Claim that could reasonably be expected to result in liability to the Company or any of its Subsidiaries in excess of $2,000,000.

                  Except as set forth in Schedule IV:

                  (i) there are no facts, circumstances, conditions or occurrences regarding the Project that could reasonably be expected (x) to form the basis of an Environmental Claim arising with respect to or relating to any property of the Company or any of its Subsidiaries associated with the Project, (y) to cause the Project (or any property of the Company or any of its Subsidiaries associated therewith) to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or (z) to require the filing or recording of any notice, registration, permit or disclosure documents under any Environmental Law other than routine filings or recordings;

                  (ii) there are no past, pending or, to the best knowledge of the Company, threatened Environmental Claims arising with respect to or relating to any property of the Company or any of its Subsidiaries associated with the Project;

                  (iii) to the best knowledge of the Company, Hazardous Materials have not at any time been used or Released at, on, under or from any property of the Company or any of its Subsidiaries associated with the Project in a manner that creates any risk of any material liability under applicable Environmental Laws or that otherwise could reasonably be expected to result in a Material Adverse Effect; and

                  (iv) There have been no environmental investigations, studies, audits, assessments, reviews or other analyses conducted by or which are in the possession of the Company in relation to any property of the Company or any of its Subsidiaries associated with the Project which have not been provided to the Administrative Agent.

                  SECTION 3.11. Investment and Holding Company Status. Neither the Company nor any of its Subsidiaries is (a) an "investment company" or a company "controlled" by a company registered as an "investment company", as such terms are defined in the Investment Company Act of 1940 or (b) a "holding company", or an "affiliate" of a company registered as a "holding company" or a "subsidiary company" of a company registered as a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

                  SECTION 3.12. Taxes. Each of the Company and its Subsidiaries has filed or caused to be filed all tax returns that are required to be filed, and has paid all Taxes shown to be due and payable on said returns or on any assessments made against the Company or any of its Subsidiaries or any of their respective property (other than Taxes the payment of which is not yet


                                Credit Agreement
due or which is being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves), and no tax Liens (other than Permitted Liens) have been filed and no claims are being asserted with respect to any such Taxes. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Taxes and other governmental charges are, in the opinion of the Company, adequate.

                  SECTION 3.13. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. As of the date hereof, the Company does not have any Plans and is not obligated or required to contribute to any Plan or Multiemployer Plan.

                  SECTION 3.14. Disclosure. The information, reports, financial statements, exhibits and schedules (other than projections) furnished in writing by or on behalf of the Company to any Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Credit Documents or included herein or therein or delivered pursuant hereto or thereto (other than projections), when taken as a whole (together with the Information Memorandum, but excluding the reports contained in Section 9 thereof (Technical Due Diligence Report and Marketing Due Diligence Report) which were not prepared by the Company) and after giving effect to the Asset Transfer, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made (including the time of the making of such statements), not misleading, except that the Asset Transfer was not described therein. The projections, estimates and/or pro forma financial statements (including, without limitation the Iridium Financial Projections) furnished by or on behalf of the Company to the Agents or any Lender in connection with the negotiation, execution and delivery of this Agreement and the other Credit Documents or included herein or therein or delivered pursuant hereto or thereto, have been prepared by the Company in good faith on the basis of information and assumptions that the Company believed to be reasonable as of the date of such information. All written information furnished after the date hereof by the Company and its Subsidiaries to the Agents and the Lenders in connection with this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby will not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (in the case of projections, estimates and pro forma financial statements) will be prepared in good faith on the basis of information and assumptions believed by the Company to be reasonable as of the date of such information. There is no fact known to the Company that could reasonably be likely to result in a Material Adverse Effect that has not been disclosed herein, in the other Credit Documents, in the Information Memorandum or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby or thereby.



                                Credit Agreement

                  SECTION 3.15. Use of Credit. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock and the proceeds of the Loans hereunder shall be used in accordance with Section 6.09.

                  SECTION 3.16. Debt Agreements. Schedule V is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Company or any of its Subsidiaries outstanding on the date hereof, and the aggregate principal amount outstanding or that may become outstanding under the then current terms of each such arrangement is as of the date hereof correctly described in Schedule V.

                  SECTION 3.17. Liens. Schedule VI is a complete and correct list of each Lien securing Indebtedness of the Company or any of its Subsidiaries outstanding on the date hereof, and the aggregate Indebtedness secured (or that may be secured) by each such Lien and the property covered by each such Lien is as of the date hereof correctly described in Schedule VI.

                  SECTION 3.18. Capitalization. The Company has heretofore delivered to the Lenders a true and complete copy of the Company LLC Agreement. The only member of the Company on the date hereof is Iridium LLC. The membership and other ownership interests in the Company are legally owned solely by Iridium LLC, and all such interests have been validly issued and are fully paid-in and non-assessable (except for the restriction contained in Section 6.07 of the Delaware LLC Act). The Company does not have outstanding any securities convertible into or exchangeable for any of its membership interests or other ownership interests in or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any such membership interests or other ownership interests.

                  SECTION 3.19. Subsidiaries. Schedule VII is a complete and correct list of all of the Subsidiaries of the Company as of the date hereof, together with, for each such Subsidiary, (a) the jurisdiction of organization of such Subsidiary, (b) each Person holding equity interests in such Subsidiary and
(c) the nature of the equity interests held by each such Person and the percentage of ownership of such Subsidiary represented by such equity interests. Except as disclosed in Schedule VII, (i) each of the Company and its Subsidiaries owns, free and clear of Liens, and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Schedule VII, (ii) all of such issued and outstanding equity interests are validly issued, fully paid and nonassessable and (iii) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any shareholders' or voting trust agreements) for the issuance, sale, registration or


                                Credit Agreement
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                                     - 55 -


voting of, or securities convertible into, any additional shares of equity interests of any type in, such Person.

                  SECTION 3.20. Investments. Schedule VIII is a complete and correct list of all Investments (other than Investments disclosed in Schedule VII and Permitted Investments existing as of the date hereof) held by the Company or any of its Subsidiaries in any Person on the date hereof and, for each such Investment, (a) the identity of the Person or Persons holding such Investment and (b) the nature of such Investment. Except as disclosed in
Schedule VIII, each of the Company and its Subsidiaries owns all such Investments as of the date hereof, free and clear of all Liens other than Permitted Liens.

                  SECTION 3.21. Restrictive Agreements. None of the Subsidiaries of the Company is, on the date hereof, subject to any indenture, agreement, instrument or other arrangement of the type described in Section 7.09 (other than as permitted thereunder).

                  SECTION 3.22. Business. Neither the Company nor any of its Subsidiaries has conducted any business other than any business associated with or related to the Development of the Project or any Related Business.

                  SECTION 3.23. Collateral; Security Interests. As of the Closing Date and at all times thereafter, the provisions of the Security Documents to which any Credit Party is a party are effective to create, in favor of the Collateral Agent for the benefit of the Secured Parties, a legal, valid and enforceable Lien on and security interest in all of the then existing Collateral purported to be covered thereby. Except as set forth in the Security Documents, as of the Closing Date and at all times thereafter, all necessary and appropriate filings (including filings for the purpose of recording) have been made in all necessary and appropriate public offices (in the case of such Collateral consisting of satellites, in accordance with the Security Agreement) and all other necessary and appropriate action has been taken, so that each such Security Document creates a perfected Lien on and security interest in all right, title, estate and interest of the Company or any of its Subsidiaries in the then existing Collateral covered thereby, free and clear of all Liens (other than Permitted Liens), and all necessary and appropriate consents to the creation, perfection and enforcement of such Liens have been obtained from each of the parties to the Principal Project Documents. No mortgage or financing statement or other instrument or recordation covering all or any part of the then existing Collateral purported to be covered by the Security Documents is on file in any recording office, except such as may have been filed in favor of the Collateral Agent for the benefit of the Secured Parties or in respect of any Permitted Lien.

                  SECTION 3.24.  Sufficiency of Project Documents.

                  (a) The Administrative Agent has received a certified copy of each Principal Project Document in effect on the date hereof and each amendment, modification or supplement thereto.


                                Credit Agreement
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                                     - 56 -


                  (b) Except as permitted pursuant to, or not prohibited by,
Section 8.05 or 8.06, since the date hereof none of the Project Documents has been amended, modified or supplemented or has been materially Impaired and all of the Project Documents are in full force and effect (except to the extent any such Project Document has expired or terminated in accordance with its terms).

                  (c) All conditions precedent to the obligations of the respective parties under the Project Documents have been satisfied or waived except for such conditions precedent which are not required to be satisfied until a later stage of Development of the Project, and the Company has no reason to believe that any such condition precedent cannot be satisfied on or prior to the commencement of the appropriate stage of Development of the Project.

                  (d) No Credit Party is in default in the performance of any material covenant or obligation set forth in or otherwise in default in any material respect under any Principal Project Document to which it is a party. No Credit Party is in default in the performance of any covenant or obligation set forth in or otherwise in default under any Other Project Document to which it is a party, the effect of which could reasonably be expected to result in a Material Adverse Effect.

                  (e) To the best knowledge of the Company, no Project Party (other than any Credit Party) is in default in the performance of any material covenant or obligation set forth in or otherwise in default in any material respect under any Principal Project Document to which it is a party. To the best knowledge of the Company, no such Project Party is in default in the performance of any covenant or obligation set forth in or is otherwise in default under any Other Project Document to which it is a party, the effect of which could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.25. Employee Matters. Except as set forth on
Schedule X, (a) on the date hereof, neither Company nor any of its Subsidiaries nor any of their respective employees is subject to any collective bargaining agreement, (b) on the date hereof, no petition for certification or union election is pending with respect to the employees of the Company or any of its Subsidiaries and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any such Person and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the knowledge of Company, threatened between the Company or any of its Subsidiaries and their respective employees relating to the Project, other than any thereof which could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.26.  Other Project Parties.

                  (a) To the best knowledge of the Company, (i) the execution, delivery and performance by each Project Party (other than the Credit Parties and Motorola) of each of the Transaction Documents to which it is a party and the consummation of the transactions


                                Credit Agreement
contemplated thereby have been duly authorized by all necessary corporate or other action on the part of such other Project Party, (ii) each such other Project Party has the full power, authority and legal right to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder, (iii) the execution, delivery and performance by each such other Project Party of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate or other action on the part of such other Project Party, and (iv) each of the Project Documents to which any such other Project Party is a party has been duly executed and delivered by such other Project Party and constitutes the legal, valid and binding obligation of such other Project Party enforceable against such other Project Party in accordance with its terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), unless the failure of the accuracy of any of the representations and warranties contained in clauses (i) through (iv) above could not reasonably be expected to result in a Material Adverse Effect.

                  (b) To the best knowledge of the Company, there is no action, suit or proceeding at law or in equity or by or before any Government Authority, arbitral tribunal or other body now pending or threatened against or affecting any such other Project Party or any of its property which could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.27. Asset Transfer. Each of the Company and Iridium LLC has the full power and authority and legal right to execute and deliver the Asset Transfer Agreement and to perform its obligations thereunder. The execution, delivery and performance by the Company and Iridium LLC of the Asset Transfer Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action of the part of the Company and Iridium LLC. The execution, delivery and performance by the Company and Iridium LLC of the Asset Transfer Agreement and the consummation of the Asset Transfer do not and will not (a) require any consent or approval of any Person that has not already been obtained and that remains in full force and effect, (b) violate any material provision of any Government Rule or any order, writ, judgment, decree, determination or award having applicability to the Company, Iridium LLC or any of their respective Subsidiaries, (c) violate any provision of the LLC Agreements, (d) result in a breach or constitute a default under any material indenture or agreement to which the Company, Iridium LLC or any of their respective Subsidiaries is a party or by which any of their respective property is bound or affected or (e) result in or require the creation or imposition of any Lien upon or with respect to any of the properties or assets now owned or hereafter acquired by such Person. The Asset Transfer has been given effect and all of the assets of Iridium LLC required to be transferred by Iridium LLC to the Company under the Asset Transfer Agreement have been so transferred prior to the date hereof.



                                Credit Agreement
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                                     - 58 -


                  SECTION 3.28. Absence of Immunity. Neither the Company nor any of its property or revenue is entitled to any right of immunity in any jurisdiction from suit, court jurisdiction, judgment, attachment, set-off or execution of a judgment or from any other legal process or remedy relating to the obligations of the Company under this Agreement or any other Credit Document.

                                   ARTICLE IV

                                   CONDITIONS

                  SECTION 4.01. Pre-Funding of Term Loans. The obligations of each Term Lender to make its Term Loan in accordance with Section 2.01(a) is subject to the satisfaction of the following conditions precedent:

                  (a) the conditions set forth in Part A of Appendix 2 (and receipt by the Administrative Agent of each of the documents listed therein), each of which shall be in form and substance satisfactory to the Administrative Agent (or such condition shall have been waived in accordance with Section 11.02); and

                  (b)  the conditions precedent that:

                           (i) the representations and warranties of the Company
                  set forth in this Agreement and of the Company and each other Credit Party in each of the other Credit Documents then in effect to which it is a party, and, to the best knowledge of the Company, of each other Project Party in each of the Credit Documents then in effect to which it is a party, shall be true and correct on and as of the date of such Loans (or, if stated to have been made solely as of an earlier date, were true and correct as of such earlier date); and

                           (ii) at the time of and immediately after giving
                  effect to the making of such Loans, no Default shall have occurred and be continuing.

                  SECTION 4.02. Disbursement of Term Loans from the Pre-Funding Account. The proceeds of the Term Loans shall be disbursed to the Company pursuant to Section 4.04(b) of the Depositary Agreement upon the satisfaction of the following conditions precedent:

                  (a) the conditions set forth in Part B of Appendix 2 (and receipt by the Administrative Agent of each of the documents listed therein), each of which shall be in form and substance satisfactory to the Administrative Agent (or such condition shall have been waived in accordance with Section 11.02); and

                  (b)  the conditions precedent that:


                                Credit Agreement

                           (i) the representations and warranties of the Company
                  set forth in this Agreement and of the Company and each other Credit Party in each of the other Credit Documents to which it is a party, and, to the best knowledge of the Company, of each other Project Party in each of the Credit Documents to which it is a party, shall be true and correct on and as of the date on which such proceeds are so disbursed (or, if stated to have been made solely as of an earlier date, were true and correct as of such earlier date); and

                           (ii) at the time of and immediately after giving
                  effect to such disbursement, no Default shall have occurred and be continuing.

                  SECTION 4.03. Pre-Commercial Activation Revolving Loans. The obligation of each Revolving Lender to make each Revolving Loan on the occasion of each Borrowing, but not exceeding $400,000,000 of Revolving Loans in aggregate outstanding principal amount, is subject to the satisfaction on the date of such Loan of:

                  (a) the conditions set forth in Part C of Appendix 2 (and receipt by the Administrative Agent of each of the documents listed therein), each of which shall be in form and substance satisfactory to the Administrative Agent (or such condition shall have been waived in accordance with Section 11.02); and

                  (b)  the conditions precedent that:

                           (i) the representations and warranties of the Company
                  set forth in this Agreement and of the Company and each other Credit Party in each of the other Credit Documents to which it is a party, and, to the best knowledge of the Company, of each other Project Party in each of the Credit Documents to which it is a party, shall be true and correct on and as of the date of such Borrowing (or, if stated to have been made solely as of an earlier date, were true and correct as of such earlier date); and

                           (ii) at the time of and immediately after giving
                  effect to such Borrowing, no Default shall have occurred and be continuing.

Each such Borrowing shall be deemed to constitute a representation and warranty by the Company on the date thereof as to the matters specified in clause (b) above.

                  SECTION 4.04. Post-Commercial Activation Loans. The obligation of each Revolving Lender to make each Revolving Loan on the occasion of each Borrowing, in excess of $400,000,000 of Revolving Loans in aggregate outstanding principal amount, is subject to the satisfaction of the following conditions precedent:



                                Credit Agreement

                  (a) the Commitment Termination Date shall have been extended pursuant to Section 2.18 to a date not earlier than October 31, 1998;

                  (b) the conditions set forth in Part D of Appendix 2 (and receipt by the Administrative Agent of each of the documents listed therein), each of which shall be in form and substance satisfactory to the Administrative Agent (and to the extent specified therein, to each Lender) (or such condition shall have been waived in accordance with
         Section 11.02); and

                  (c)  the conditions precedent that:

                           (i) the representations and warranties of the Company
                  set forth in this Agreement and of the Company and each other Credit Party in each of the other Credit Documents to which it is a party, and, to the best knowledge of the Company, of each other Project Party in each of the Credit Documents to which it is a party, shall be true and correct on and as of the date of such Borrowing (or, if stated to have been made solely as of an earlier date, were true and correct as of such earlier date); and

                           (ii) at the time of and immediately after giving
                  effect to such Borrowing, no Default shall have occurred and be continuing.

Each such Borrowing shall be deemed to constitute a representation and warranty by the Company on the date thereof as to the matters specified in clause (c) above.

                                    ARTICLE V

                                   INFORMATION

                  Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Company covenants and agrees with the Lenders that:

                  SECTION 5.01. Financial Statements and Other Information. The Company will furnish to the Administrative Agent and each Lender:

                  (a) within 120 days after the end of each fiscal year of the Company, the audited consolidated balance sheet and related statements of operations, members' equity and cash flows of the Company and its Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG Peat Marwick LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any


                                Credit Agreement
         qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                  (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, the consolidated balance sheet and related statements of operations, members' equity and cash flows of the Company and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Responsible Officer as presenting fairly in all material respects the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of a Responsible Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.01, 7.06, 7.07, 7.10, 7.11 and 8.04, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the most recent audited financial statements delivered to the Administrative Agent pursuant hereto and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) concurrently with any delivery of financial statements under clause (a) of this Section, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (e) promptly upon receipt, copies of all formal accountants' letters received by the Company's management in respect of the Company;

                  (f) within 10 days after the end of each month, a reconciliation of the actual Project Costs expended during such month versus the budgeted amount thereof for such month as set forth in the Approved Budget, broken down by the following six categories: Space System Contract; O&M Contract; Terrestrial Network Development Contract; Debt Service and Other Financing Costs; Business Support Systems and Fixed Asset Expenditures; and Operating Expenditures, Satellite Insurance and Other;



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                                     - 62 -


                  (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any of its Subsidiaries, with the SEC, or with any national securities exchange, or distributed by the Company to its members generally;

                  (h) promptly upon receipt, copies of any notice of default received by the Company or any of its Subsidiaries under any instrument or agreement evidencing or providing for Indebtedness (other than this Agreement) and any notice of acceleration of any such Indebtedness and, if the Company or any Subsidiary gives any such notice of default, a copy thereof simultaneously therewith; and

                  (i) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any of its Subsidiaries, the Project (including, without limitation, information as to the Government Approvals required for the Development of the Project) or compliance with the terms of this Agreement and the other Credit Documents, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.

                  SECTION 5.02. Notices of Material Events. The Company will furnish, or will cause to be furnished, to the Administrative Agent and each Lender prompt written notice of the following:

                  (a) the Company or any Subsidiary becoming aware of the occurrence of any Default;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Government Authority against or affecting the Company or any of its Subsidiaries that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Company and its Subsidiaries in an aggregate amount exceeding $2,000,000;

                  (d) any material fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) affecting the Project or the business or property of the Company or any of its Subsidiaries (unless notice thereof shall be required to be furnished pursuant to Section 8.01(g)); and

                  (e) any other circumstance, act or condition (including, without limitation, the adoption, amendment or repeal of any Government Rule applicable to the Project or the


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
                                     - 63 -


         Impairment of any Government Approval or notice (whether formal or informal, written or oral) of the failure to comply with the terms and conditions of any Government Approval) which could reasonably be expected to result in a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  SECTION 5.03. Notices under Principal Project Documents. The Company will furnish to the Administrative Agent and each Lender promptly upon their becoming available, copies of all material notices or material documents received or delivered by the Company pursuant to any Principal Project Document (including, without limitation, any notice or other document relating to a failure by the Company to perform any of its covenants or obligations under such Principal Project Document but excluding notices and other communications given or received by the Company in the ordinary course of administration or performance of such Principal Project Document).

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

                  SECTION 6.01. Maintenance of Existence. The Company will, and will cause each of its Subsidiaries to, preserve and maintain (a) its legal existence and (b) all of its material licenses, rights, privileges and franchises required for the Development of the Project and the due performance of all of its obligations and the exercise of all of its rights under the Principal Project Documents to which it is party, provided that nothing in this Section shall prohibit any transaction expressly permitted under Section 7.03.

                  SECTION 6.02. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                  SECTION 6.03. Taxes. The Company will, and will cause each of its Subsidiaries to, (a) pay and discharge, or effectively provide for, all Taxes imposed on the Company or on its income or profits or on any of its property prior to the date on which penalties for the failure to pay or discharge such Taxes attach thereto, provided that the Company shall have the right to contest in good faith by appropriate proceedings the validity or amount of any such Tax, and (b) promptly pay any valid, final judgment enforcing any such Tax and cause the same to be satisfied of record.


                                Credit Agreement
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                                     - 64 -



                  SECTION 6.04. Compliance with Laws. The Company will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable Government Rules applicable to it or its property.

                  SECTION 6.05.  Government Approvals.

                  (a) The Company will, and will cause each of its Subsidiaries to, comply in all material respects with, all Government Approvals obtained by it and required for the Development of the Project as shall now or hereafter be necessary under applicable Government Rules.

                  (b) The Company will not, and will not permit any of its Subsidiaries to, take any legal or administrative action that seeks to amend, supplement or modify in any material adverse respect any Government Approval obtained by the Company or any of its Subsidiaries and required for the Development of the Project. To the extent the Company has the contractual or legal right to prevent such action, the Company will not permit any other Person to take any legal or administrative action that seeks to amend, supplement or modify any Government Approval required for the Development of the Project if such action could reasonably be expected to result in a Material Adverse Effect.

                  (c) If any Government Approval obtained by the Company or any of its Subsidiaries and required for the Development of the Project is materially Impaired, the Company will diligently and timely (i) make all filings, (ii) pursue all remedies and appeals which the Company determines, in good faith, to be necessary or appropriate and (iii) take such other lawful action, in each case, as shall be necessary or, in the good faith opinion of the Company, desirable to (x) prevent such Impairment from becoming final and non-appealable or otherwise irrevocable, (y) postpone the effectiveness of such Impairment and (y) cause such Impairment to be revoked or amended or modified so as to eliminate the reasonable possibility of such Impairment. To the extent the Company has the contractual or legal right to do so, if any Government Approval obtained by any Person (other than the Company or any of its Subsidiaries) and required for the Development of the Project is materially Impaired, the Company will diligently and timely, and will cause such Person diligently and timely to,
(i) make all filings, (ii) pursue all remedies and appeals which the Company determines, in good faith, to be necessary or appropriate and (iii) take such other lawful action, in each case, as shall be necessary or, in the good faith opinion of the Company, desirable to (x) prevent such Impairment from becoming final and non-appealable or otherwise irrevocable, (y) postpone the effectiveness of such Impairment and (y) cause such Impairment to be revoked or amended or modified so as to eliminate the reasonable possibility of such Impairment, unless in each case such Impairment could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 6.06.  Environmental Compliance.


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                                     - 65 -


                  (a) The Company shall not Use or Release, or permit the Use or Release of, Hazardous Materials on any property of the Company or any of its Subsidiaries other than in accordance with the requirements of all applicable Environmental Laws.

                  (b) To the extent required by Environmental Laws, the Company shall conduct and complete any investigation, assessment, study, sampling and testing and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials Released at, on, in, under or from any property of the Company or any of its Subsidiaries associated with the Project, in accordance with the requirements of all applicable Environmental Laws.

                  (c) The Company shall deliver to the Administrative Agent promptly upon obtaining knowledge of any fact, circumstance, condition or occurrence that could reasonably be expected to form the basis of an Environmental Claim in excess of $2,000,000 arising with respect to or relating to any property of the Company or any of its Subsidiaries associated with the Project, a notice thereof describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken or proposes to take with respect thereto and, thereafter, from time to time such detailed reports with respect thereto as the Administrative Agent may reasonably request.

                  SECTION 6.07. Books and Records. The Company will, and will cause each of its Subsidiaries to, keep proper books of record and account in accordance with GAAP in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.

                  SECTION 6.08. Inspection Rights. Subject to the confidentiality requirements set forth in Section 11.12, the Company will, and will cause each of its Subsidiaries to, permit representatives of the Global Arrangers, the Agents or any Lender (including, without limitation, any Independent Advisor, at the reasonable request of the Global Arrangers), upon reasonable prior notice to the Company unless a Default shall have occurred and is continuing, to visit and inspect its property, to examine, copy or make excerpts from its books, records and documents and to discuss its affairs, finances and accounts with its principal officers, engineers and independent accountants, all at such reasonable times during normal business hours and at such intervals as such representatives may reasonably request. The Company hereby authorizes each of its principal officers, engineers and independent accountants to discuss the Company's affairs, finances and accounts as contemplated by this Section.

                  SECTION 6.09. Use of Proceeds. The proceeds of the Loans on the occasion of each Borrowing will be used solely to pay (a) Project Costs for the Budget Period not exceeding an aggregate amount equal to the sum of the aggregate Project Costs for such period as set forth in the Initial Approved Budget (as such budget may be amended or supplemented pursuant to Section 2.18) plus $75,000,000 and (b) fees and expenses reasonably incurred by the Company


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under, or in connection with the execution and delivery of, the Credit
Documents. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations G, U and X. Notwithstanding anything to the contrary contained in this Section, neither any of the Agents nor any of the Lenders shall have any responsibility as to the use of any proceeds of the Loans by the Company.

                  SECTION 6.10.  Collateral; Security Interests.

                  (a) Except as may be provided in the Security Documents and subject to any Disposition permitted under Section 7.04, the Company will, and will cause each of its Subsidiaries to, at all times after the Closing Date: (i) take, or cause to be taken, all action required (x) to maintain good, legal and marketable title to the Collateral purported to be pledged by it pursuant to the Security Documents to which it is party (other than any leasehold properties covered thereby) free and clear of all Liens other than Permitted Liens and (y) to remain lawfully possessed of a valid and subsisting leasehold estate in and to any leasehold properties purported to be pledged by it pursuant to such Security Documents free and clear of all Liens other than Permitted Liens; (ii) at all times, maintain and preserve the Liens created on the Collateral purported to be pledged by it pursuant to such Security Documents and the first priority thereof (subject to Permitted Liens); and (iii) cause all such Security Documents to be in full force and effect.

                  (b) Except as may be provided in the Security Documents and subject to any Disposition permitted under Section 7.04, the Company will, and will cause each Subsidiary Guarantor to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which any Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Credit Documents then in effect or (after the Closing Date) to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents to which any Credit Party is a party or the validity or priority of any such Lien, all at the expense of the Company. Without limiting the foregoing, the Company shall promptly discharge, at its own cost and expense, any Lien (other than Permitted Liens) on the Collateral purported to be pledged by it pursuant to such a Security Document.

                  (c) If any assets (including any real property or improvements thereto or any interest therein, including any leasehold interests, having a value in excess of $10,000,000, other than the real property interests identified in Part B of Schedule II as to which the Company agrees to execute and deliver a Mortgage), are acquired by the Company or any Domestic Subsidiary after the Closing Date (other than assets constituting Collateral under the Security Agreement), the Company will notify the Administrative Agent thereof (unless such assets were acquired by the Company or its Subsidiary in the ordinary course of its business), and the Company will cause


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                                     - 67 -


such assets (in the case of any real property including leasehold interests, upon the request of the Required Lenders) to be subjected to a Lien under the relevant Security Documents, and will take, and cause its Domestic Subsidiaries to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (b) of this Section, all at the expense of the Company. If the Required Lenders shall have reasonably requested a mortgage, deed of trust or similar instrument to be delivered in respect of any such real property, fixtures and/or leasehold interests in respect of real property, the Company shall deliver, or cause to be delivered, the following documents and/or satisfy the following conditions (in each case to the reasonable satisfaction of the Administrative Agent):

                  (i) The following documents each of which shall be duly executed (and, where appropriate, acknowledged) by the party or parties thereto and delivered to the Administrative Agent:

                           (A) one or more Mortgages covering the subject real
                  property, fixtures and/or leasehold interests (the "Mortgaged Properties"), in recordable form (in such number of copies as the Administrative Agent shall have requested);

                           (B) with respect to the Mortgaged Properties, one or
                  more mortgagee policies of title insurance on A.L.T.A. forms reasonably satisfactory to the Administrative Agent and issued by one or more title companies satisfactory to the Administrative Agent (the "Title Companies"), insuring the validity and priority of the Liens created under each such Mortgage for and in amounts reasonably satisfactory to the Administrative Agent, subject only to such exceptions as are reasonably satisfactory to the Administrative Agent, and, to the extent necessary under applicable law, for filing in the appropriate county land office(s), Uniform Commercial Code financing statements covering fixtures relating to the Mortgaged Properties, in each case appropriately completed and duly executed;

                           (C) with respect to the Mortgaged Properties,
                  as-built surveys of recent date of each facility to be covered by each such Mortgage, showing such matters as may be reasonably required by the Administrative Agent, which surveys shall be in form and content reasonably acceptable to the Administrative Agent, and certified to the Administrative Agent, the Lenders and the Title Companies, and shall have been prepared by a registered surveyor reasonably acceptable to the Administrative Agent;

                           (D) if reasonably requested by the Administrative
                  Agent, certified copies of certificates of occupancy (or, if it is not the practice to issue certificates of occupancy in the jurisdiction in which the facilities to be covered by such Mortgage are located, then such other evidence reasonably satisfactory to the


                                Credit Agreement

                  Administrative Agent) permitting the fully functioning operation and occupancy of each such facility, zoning correspondence and such other permits necessary for the use and operation of each such facility issued by the respective governmental authorities having jurisdiction over each such facility;

                           (E) Uniform Commercial Code searches in each of the
                  jurisdictions (both state and county levels) where the Mortgaged Properties are located;

                           (F) if reasonably requested by the Administrative
                  Agent, appraisals as of recent date of each of the Mortgaged Properties (including the facilities and other improvements located thereon and machinery and equipment), such appraisals to be prepared by an appraiser, and to use a methodology, acceptable to the Administrative Agent, or other evidence of the value of such Mortgaged Properties reasonably satisfactory to the Administrative Agent;

                           (G) if reasonably requested by the Administrative
                  Agent, an environmental survey and assessment of recent date prepared by a firm of licensed engineers (familiar with the identification of toxic and hazardous substances) in form and substance satisfactory to the Administrative Agent, such environmental survey and assessment to be based upon physical on-site inspections by such firm of the sites comprising the Mortgaged Properties and the related facilities, whether owned, operated or leased by the Company and its Subsidiaries, as well as a historical review of the uses of such sites and facilities and of the business and operations of the Company and to provide that the Lenders may rely on the results of such audits;

                           (H) in the case of any leasehold interests covered by
                  the Mortgages, such estoppels, consents, subordination agreements and other agreements from the lessor, the holder of a fee mortgage or a sublessee, as the Administrative Agent may reasonably request;

                           (I) evidence reasonably satisfactory to the
                  Administrative Agent of the existence of insurance with respect to such Mortgaged Properties that complies with the requirements of Section 8.01, and that such insurance is in full force and effect and that all premiums then due and payable thereon have been paid;

                           (J) opinions, each dated on or about the date the
                  conditions set forth in this Section are satisfied, of local counsel in the respective jurisdictions in which such Mortgaged Properties are located, in form and substance reasonably satisfactory to the Administrative Agent (and the Company hereby instructs such counsel to deliver such opinion(s) to the Lenders and the Agents); and



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                                     - 69 -


                           (K) such other documents and evidence relating to the
                  foregoing conditions as the Administrative Agent or the Required Lenders (through the Administrative Agent) may reasonably request.

                  (ii) The Company shall have paid to the Title Companies all expenses and premiums of the Title Companies in connection with the issuance of such policies and in addition shall have paid to the Title Companies an amount equal to the recording and stamp taxes payable in connection with recording each Mortgage and the Uniform Commercial Code financing statements in the appropriate county land office or state recording office, as the case may be.

                  (iii) If any Property which is to be subject to a Mortgage or similar instrument under this Section is located in any jurisdiction other than the United States of America or any State thereof, in lieu of the conditions specified above in this Section the Company or the relevant Subsidiary, as the case may be, shall comply with such similar conditions and requirements that are appropriate for such jurisdiction and provide similar protections to the interests of the Lenders as the Administrative Agent may reasonably request.

                  (iv) The Company shall have paid or reimbursed Administrative Agent for all reasonable out-of-pocket costs and expenses not theretofore paid or reimbursed in connection with the foregoing, including, without limitation, the reasonable fees and expenses of counsel, in connection with the negotiation, preparation, execution and delivery of the documents contemplated by this Section.

                  SECTION 6.11.  Certain Obligations Respecting Subsidiaries.

                  (a) The Company will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each Subsidiary of the Company is, directly or indirectly, a Wholly Owned Subsidiary (subject to Section 7.03).

                  (b) After the Closing Date, the Company will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that (i) 100% of the outstanding equity interests of each Domestic Subsidiary owned by the Company or any other Domestic Subsidiary and (ii) 65% of the outstanding equity interests of each Foreign Subsidiary owned by the Company or any Domestic Subsidiary is pledged to the Collateral Agent pursuant to the Security Agreement. Subject to and in furtherance of the foregoing, in the event that any additional shares of capital stock or other certificated equity interests shall be issued by any such Subsidiary after the Closing Date, the Company agrees forthwith to deliver to the Collateral Agent pursuant to the Security Agreement the certificates evidencing such shares of stock or equity interests, as the case may be, accompanied by undated stock (or transfer, as the case may be) powers executed in blank and to take such other action as the Collateral Agent shall request to perfect the security interest created therein pursuant to the Security Agreement.


                                Credit Agreement
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                                     - 70 -


                  (c) After the Closing Date, the Company will take such action, and will cause each of its Domestic Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Domestic Subsidiaries of the Company which are directly owned by the Company or another Domestic Subsidiary are "Subsidiary Guarantors" under the Subsidiary Guarantee Agreement, and have assigned to the Collateral Agent for the benefit of the Secured Parties all of its right, title and interest in any Collateral held by such Domestic Subsidiary to the extent required herein or in any Security Document to which it is a party. Without limiting the generality of the foregoing, in the event that the Company or any of its Domestic Subsidiaries shall form or acquire any new Domestic Subsidiary after the Closing Date that shall constitute a Subsidiary hereunder, the Company or such Domestic Subsidiary, as the case may be, will cause such new Subsidiary to after the Closing Date:

                  (i) become a "Subsidiary Guarantor" under the Subsidiary Guarantee Agreement, and an "Obligor" under the Security Agreement pursuant to a Subsidiary Guarantee Assumption Agreement;

                  (ii) cause such Subsidiary to take such action (including, without limitation, delivering such certificated equity interests and executing and delivering such Uniform Commercial Code financing statements, if applicable) as shall be necessary to create and perfect valid and enforceable first priority Liens on substantially all of the personal property of such new Subsidiary, to the extent required herein or in any Security Document to which it is a party; and

                  (iii) deliver such proof of corporate or other action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Subsidiaries of the Company pursuant to Article IV or as reasonably requested by the Administrative Agent.

                  SECTION 6.12. License Subsidiaries. The Company will take such action, and will cause each of its Subsidiaries to take such action, as shall be necessary so that, from and after the transfer of the FCC License by Motorola pursuant to Section 18.H of the Space System Contract, the FCC License and the other Telecommunications Approvals (if any) identified on Schedule II or III from time to time issued to the Company or any of its Subsidiaries will be held by a separate License Subsidiary. Anything in this Agreement to the contrary notwithstanding, the Company will not permit any License Subsidiary to: (i) sell, assign or otherwise dispose of the FCC License or any other Telecommunications Approval held by it; (ii) create, assume, incur or suffer to exist any Lien on any of its properties or any Indebtedness; or (iii) engage in any business or other transaction other than holding the Telecommunications Approval(s) held by it and activities reasonably incidental thereto.



                                Credit Agreement
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                                     - 71 -


                                   ARTICLE VII

                               NEGATIVE COVENANTS

                  Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Company covenants and agrees with the Lenders that:

                  SECTION 7.01. Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness created hereunder and the other Credit Documents;

                  (b) Indebtedness under the Motorola Guaranteed Credit Agreement (or the Agreement Regarding Guarantee) not exceeding $450,000,000 in aggregate principal amount outstanding at any one time (and, without duplication, any Subordinated Obligations owing to Motorola in respect thereof referred to in clause (c) of the definition of "Subordinated Obligations");

                  (c) additional unsecured Indebtedness of the Company guaranteed by Motorola not exceeding $350,000,000 in aggregate principal amount outstanding at any one time, which may be incurred under the Motorola Guaranteed Credit Agreement or a new credit agreement, or any Guarantee thereof by any Subsidiary (and, without duplication, any Subordinated Obligations owing to Motorola in respect thereof referred to in clause (c) of the definition of "Subordinated Obligations");

                  (d)  the Senior Notes;

                  (e) additional unsecured, senior Indebtedness of the Company, which shall (A) (i) have a maturity date no earlier than the maturity of the Senior Notes, (ii) not provide for any amortization or redemption at any time prior to the maturity of the Senior Notes (other than on terms comparable to the Senior Notes and other than, if such Indebtedness is convertible into equity, a right in favor of the Company to redeem at par such Indebtedness in the event that the holder of such Indebtedness does not so convert, provided that the Company does not exercise any such right) and (iii) contain other terms and conditions (including, without limitation, covenants and events of default, but excluding terms as to pricing) not more restrictive than the terms of the Senior Notes or (B) otherwise be approved by the Required Lenders.

                  (f)  the Senior Subordinated Notes;

                  (g)  any Motorola Vendor Financing;


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                                     - 72 -


                  (h) Other Subordinated Debt not exceeding $300,000,000 in aggregate principal amount at any time outstanding, provided that the proceeds thereof are used, or are committed to be used (and are actually so used within 180 days of the date of issuance of such Indebtedness), to pay Project Costs for the Budget Period;

                  (i) any additional Other Subordinated Debt (other than that referred to in clause (h) above), provided that the Net Available Proceeds thereof are used to reduce the Commitments and prepay the Loans pursuant to Section 2.09(c);

                  (j) Indebtedness in respect of Capital Lease Obligations not exceeding $10,000,000 in aggregate principal amount outstanding at any one time;

                  (k) obligations of the Company in respect of the Space System Contract, the O&M Contract and the Terrestrial Network Development Contract; and

                  (l) Indebtedness incurred to Refinance any Indebtedness under clauses (b), (c) and (g) above, provided that (i) such Refinancing Indebtedness does not exceed the amount of Indebtedness being so Refinanced and (ii) the terms of such Refinancing Indebtedness comply with the requirements of Indebtedness permitted under clause (e) above or of Other Subordinated Indebtedness;

provided that the sum of the aggregate outstanding principal amount of Indebtedness permitted under clauses (b), (c), (d) and (e) above (and any Refinancing thereof permitted under clause (l) above) shall not exceed (i) at any time prior to the aggregate principal amount of the Revolving Loans outstanding hereunder exceeding $400,000,000, $2,100,000,000 and (ii) at any time from and after the aggregate principal amount of the Revolving Loans outstanding hereunder exceeding $400,000,000, $1,900,000,000 (provided that if the aggregate principal amount of such Indebtedness under this clause (ii) exceeds $1,850,000,000, at least $100,000,000 of such Indebtedness shall consist of Indebtedness of the type referred to in clause (b) or (c) above).

                  SECTION 7.02. Liens. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except for Permitted Liens.

                  SECTION 7.03. Mergers, Consolidations, Etc. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation of dissolution), or convey, transfer or lease its property substantially as an entirety to any person, except that (a) any Subsidiary (other than a License Subsidiary) may enter into any such transaction with the Company, so long as the Company is the surviving entity and (b) any Subsidiary (other than a License Subsidiary) may enter into any such transaction with any other Subsidiary (other than a


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                                     - 73 -


License Subsidiary), provided that no Domestic Subsidiary may merge with or into any Foreign Subsidiary unless the Domestic Subsidiary is the surviving entity of such merger.

                  SECTION 7.04. Sale of Assets. The Company will not, and will not permit any of its Subsidiaries to, Dispose of any assets, except:

                  (a) sales of communications and related services and equipment in the ordinary course of business;

                  (b) sales of obsolete assets or assets no longer used or useful in the ordinary course of the business of the Company and its Subsidiaries; and

                  (c) sales of Permitted Investments on or prior to the maturity thereof in accordance with the Depositary Agreement.

                  SECTION 7.05. Purchase of Assets. The Company will not, and will not permit any of its Subsidiaries to, purchase any assets, except:

                  (a) the purchase of assets in connection with the Development of the Project in accordance with the Project Documents;

                  (b) the purchase of assets in connection with the Restoration of Affected Property; and

                  (c)  Investments permitted under Section 7.06.

                  SECTION 7.06. Investments. The Company will not, and will not permit any of its Subsidiaries to, make or permit to remain outstanding any Investments, except:

                  (a) Investments outstanding on the date hereof and identified in Schedule VIII;

                  (b) deposit and other accounts permitted to be maintained by the Company pursuant to Section 8.02;

                  (c)  Permitted Investments;

                  (d) Hedging Agreements entered into by the Company in the ordinary course of business and not for speculative purposes; and

                  (e) other Investments in an aggregate outstanding amount not at any time exceeding $5,000,000 (measured by the amount of each such Investment as of the time


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                                     - 74 -


         such Investment is made), provided that such Investments are made only in Related Businesses.

                  SECTION 7.07. Restricted Payments. The Company will not make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

                  (a) so long as no Default shall have occurred and be continuing, distributions to Iridium LLC to enable Iridium LLC to make distributions to the Iridium LLC Members pursuant to Section 3.07(c) of the Iridium LLC Agreement with respect to each such Member's U.S. income tax liability (if any); and

                  (b) any distribution to Iridium LLC to enable Iridium LLC to redeem fractional interests of its equity interests following the exercise of any warrants, options or other rights to acquire any equity interests in Iridium LLC by the holders thereof.

Nothing herein shall be deemed to prohibit the payment of dividends by any Subsidiary of the Company to the Company or to any other Subsidiary of the Company.

                  SECTION 7.08. Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except:

                  (a) transactions on terms which, in the opinion of the Company, are not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties;

                  (b) transactions between or among the Company and its Subsidiaries not involving any other Affiliate;

                  (c)  any Restricted Payment permitted by Section 7.07;

                  (d) the Company and its Subsidiaries may enter into, engage in the transactions contemplated by, and perform its obligations under, the Project Documents to which it is a party;

                  (e) a transaction pursuant to any of the agreements specified in Schedule XI, including any amendment thereto after the date hereof, provided that the terms of such amendment are not less favorable to the Company and its Subsidiaries than the terms of the relevant agreement prior to such amendment; and



                                Credit Agreement
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                                     - 75 -


                  (f) other transactions with Affiliates not permitted under any of the foregoing clauses (a) through (e) that involve aggregate consideration of less than $10,000,000.

                  SECTION 7.09. Restrictive Agreements. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or to sell, transfer or otherwise dispose of its assets, (b) the ability of any Subsidiary to (i) pay dividends or other distributions with respect to any shares of its equity interests, (ii) make or repay loans or advances to the Company or any other Subsidiary or (iii) Guarantee Indebtedness of the Company or any other Subsidiary under any of the Credit Documents or (c) the ability of the Company or any Subsidiary to enter into amendments, modifications, supplements or waivers of any of the Credit Documents or Principal Project Documents; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by any applicable Government Rule or by any Credit Document, (ii) the foregoing shall not apply to (A) restrictions and conditions existing on the date hereof in the Motorola Guaranteed Credit Agreement, the Senior Note Indentures or otherwise identified on Schedule IX (but shall apply to any amendment or modification thereof expanding the scope of any such restriction or condition) or (B) any comparable restrictions and conditions contained in any agreement or instrument relating to Indebtedness permitted under clause (c), (e), (g), (h), (i), (j), (k) or (l) (to the extent the Indebtedness being Refinanced pursuant to such clause (l) contains any such restriction or condition) of Section 7.01, (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause
(a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

                  SECTION 7.10. Leverage Ratio. The Company will not at any time permit the ratio of (a) the aggregate principal amount of Indebtedness (or accreted value, in the case of Indebtedness issued at a discount) of the Company and its Subsidiaries to (b) the sum of (i) Indebtedness as calculated in clause
(a) above and (ii) $1,982,000,000 plus the aggregate proceeds received by Iridium LLC or any Subsidiary in respect of the issuance of capital stock of Iridium LLC to exceed 0.667:1.0.

                  SECTION 7.11. Operating Leases. The Company will not, and will not permit any of its Subsidiaries to, become or remain liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any operating lease (other than intercompany leases between Company and its Subsidiaries), if the aggregate amount of all


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                                     - 76 -


rents paid by the Company and its Subsidiaries under all such operating leases would exceed $25,000,000 in any fiscal year of the Company.

                  SECTION 7.12. Sales and Lease-Backs. The Company will not, and will not permit any of its Subsidiaries to, become or remain liable as lessee or as guarantor or other surety with respect to any lease of any property whether real or personal or mixed or whether now owned or hereafter acquired that the Company or any of its Subsidiaries has sold or transferred or intends to sell or transfer to any other Person.

                  SECTION 7.13.  Subordinated Obligations.

                  (a) The Company will not, and will not permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any of the Subordinated Obligations, except (i) regularly scheduled payments, prepayments or redemptions of principal and interest in respect thereof required to be made pursuant to the instruments evidencing such Subordinated Obligation (and subject to the subordination provisions applicable thereto) and (ii) any Refinancing thereof to the extent permitted under Section 7.01(l).

                  (b) The Company will not consent to any modification, supplement or waiver of any of the provisions of any agreement, instrument or other document evidencing or relating to any Subordinated Obligation without the prior consent of the Administrative Agent (acting with the approval of the Required Lenders). The Company shall provide the Administrative Agent with prior written notice of each proposed modification, supplement or waiver in respect of any instrument or agreement evidencing or providing for any Subordinated Obligation (and the Administrative Agent shall promptly provide copies thereof to each Lender). Promptly following the effectiveness of each such modification, supplement or waiver, the Company shall provide the Administrative Agent with a copy thereof as executed and delivered by the parties thereto (and the Administrative Agent shall promptly provide a copy thereof to each Lender).

                  SECTION 7.14.  Other Debt Obligations.

                  (a) The Company will not, and will not permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any of the Senior Notes or Indebtedness permitted under
Section 7.01(e), except regularly scheduled payments of interest in respect thereof required pursuant to the instruments evidencing such Indebtedness.



                                Credit Agreement

                  (b) The Company will not consent to any modification, supplement or waiver of any of the provisions of any agreement, instrument or other document evidencing or relating to any of the Motorola Guaranteed Credit Agreement (other than Amendment No. 1 thereto dated on or about the date hereof), the Senior Notes, Indebtedness permitted under Section 7.01(c) or (e) or any Refinancing of any thereof, in each case which could reasonably be expected to be materially adverse to the interests of the Lenders, without the prior consent of the Administrative Agent (acting with the approval of the Required Lenders), provided that no such consent will be required for (i) any reduction of the commitments under the Motorola Guaranteed Credit Agreement,
(ii) any Indebtedness incurred pursuant to Section 7.01(c) or (iii) any Refinancing of the Motorola Guaranteed Credit Agreement permitted under Section 7.01(l).

                  (c) The Company shall provide the Administrative Agent with prior written notice of each proposed modification, supplement or waiver in respect of the instrument or agreement evidencing or providing for the Senior Notes or other Indebtedness referred to in clause (b) above (and the Administrative Agent shall promptly provide copies thereof to each Lender). Promptly following the effectiveness of each such modification, supplement or waiver, the Company shall provide the Administrative Agent with a copy thereof as executed and delivered by the parties thereto (and the Administrative Agent shall promptly provide a copy thereof to each Lender).

                  SECTION 7.15. Organizational Documents. The Company will not, and will not permit any of its Subsidiaries to, consent to any modification, supplement or waiver of any of the provisions of the Company LLC Agreement, the charter or by-laws of any Subsidiary, in each case which could reasonably be expected to be materially adverse to the interests of the Lenders, without the prior consent of the Administrative Agent (acting with the approval of the Required Lenders). The Company shall provide the Administrative Agent with prior written notice of each proposed modification, supplement or waiver in respect of thereof not less than 10 Business Days prior to the proposed effective date thereof (and the Administrative Agent shall promptly provide copies thereof to each Lender). Promptly following the effectiveness of each such modification, supplement or waiver, the Company shall provide the Administrative Agent with a copy thereof as executed and delivered by the parties thereto (and the Administrative Agent shall promptly provide a copy thereof to each Lender).

                  SECTION 7.16. Nature of Business. The Company will not, and will not permit any of its Subsidiaries to, engage in any business, activities or transactions other than in connection with the Development of the Project and any Related Business.

                  SECTION 7.17. Fiscal Year. To enable the ready and consistent determination of compliance with the covenants set forth herein, the Company shall not change the last day of its fiscal year from December 31, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 or September 30, respectively.

                                  ARTICLE VIII


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
                                     - 78 -


                        CERTAIN PROJECT-RELATED COVENANTS

                  Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Company covenants and agrees with the Lenders that:

                  SECTION 8.01.  Project Insurance.

                  (a) Insurance Maintained by Motorola. The Company will cause Motorola to procure at its own expense and maintain in full force and effect at all times the insurance required by the Space System Contract and the O&M Contract. The Company will, or will cause Motorola to, upon request from time to time, deliver to the Administrative Agent such evidence of such insurance as may be reasonably requested by the Administrative Agent (or any Lender through the Administrative Agent). The Company will cause each other Project Party to a Principal Project Document to procure at its own expense and maintain in full force and effect at all times the insurance, if any, required by such Project Document.

                  (b) Insurance Maintained by the Company. The Company will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by entities engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such entities. Without limiting the foregoing, the Company will procure at its own expense and maintain in full force and effect at all times, with financially sound and reputable insurance companies, the insurance set forth in Appendix 3. In addition to the insurance coverage otherwise required by this paragraph (b), the Company will at all times maintain the insurance coverage required of it under the terms of each of the Project Documents. The Company will not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section unless the Administrative Agent is the named insured thereunder, with loss payable as provided herein. The Company will immediately notify the Administrative Agent whenever any such separate insurance is obtained and shall deliver to the Administrative Agent copies of the certificates evidencing the same.

                  (c) Certain Insurance Policy Provisions. All policies of insurance required to be maintained pursuant to this Section covering loss or damage to any property shall provide that (i) there shall be no recourse against the Secured Parties for payment of premiums or other amounts with respect thereto, (ii) the insurer is required to provide the Administrative Agent with at least 30 days' (or ten days' in the case of nonpayment of premiums) prior notice of reduction in coverage or amount (other than a reduction in coverage or amount resulting from a payment thereunder), cancellation or non-renewal of any policy and (iii) the proceeds of all policies (other than in respect of professional liability, aircraft liability, pollution legal liability, comprehensive general liability, workers' compensation and comprehensive automobile liability insurance) shall be payable to the Collateral Agent pursuant to a standard first mortgagee endorsement, without


                                Credit Agreement
contribution, substantially equivalent to the New York standard mortgagee endorsement. The Administrative Agent and the Lender shall be named as additional insureds on all such liability policies. All policies (other than in respect of professional liability, aircraft liability, pollution legal liability, comprehensive general liability, comprehensive automobile liability and workers' compensation insurance) shall insure the interests of the Secured Parties regardless of any breach or violation by the Company of warranties, declarations or conditions contained in such policies, any action or inaction of the Company or others, or any foreclosure relating to the Project or any change in ownership of all or any portion of the Project. The Company shall comply with the orders, rules and regulations of the American Insurance Association or any other body now or hereafter constituted exercising similar functions which are at any time applicable to the Project (except any thereof the non-compliance with which could not reasonably be expected to result in a Material Adverse Effect or which could not adversely effect the availability or the effectiveness of insurance coverage required by this Section).

                  (d) Copies of Insurance Certificates. The Company will deliver to the Administrative Agent, within 30 days after the end of each fiscal year of the Company, a certificate of a Responsible Officer:

                  (i) confirming that all insurance policies in respect of the Project required pursuant to this Section are in force on the date thereof;

                  (ii) confirming the names of the insurers issuing such policies;

                  (iii) confirming the amounts and expiration date or dates of such policies;

                  (iv) including copies of certificates evidencing such policies marked "premium paid" or accompanied by other evidence of such payment reasonably satisfactory to the Administrative Agent; and

                  (v) stating that such policies comply with the requirements of this Section.

Such certificate shall be accompanied by a certificate of a nationally recognized independent insurance broker reasonably satisfactory to the Administrative Agent (an "Acceptable Insurance Broker"), to the effect specified in the foregoing clauses of this paragraph (d).

                  (e) Copies of Insurance Policies. Promptly upon receipt thereof after the Closing Date, the Company will deliver to the Administrative Agent a duplicate, certified by an Acceptable Insurance Broker, of each policy of insurance required to be in effect hereunder, bearing a notation evidencing payment of the premium therefor or accompanied by other proof of payment reasonably satisfactory to the Administrative Agent. Not less than 15 days prior to the expiration date of any policy of insurance required to be in effect hereunder, the Company shall deliver to the Administrative Agent a certificate of insurance with respect to each renewal policy,


                                Credit Agreement
certified by an Acceptable Insurance Broker, bearing a notation evidencing payment of the premium therefor or accompanied by other proof of payment reasonably satisfactory to the Administrative Agent. Promptly after receipt thereof by the Company, the Company shall deliver to the Administrative Agent a duplicate, certified by an Acceptable Insurance Broker, of each such renewal policy.

                  (f) Right to Procure Insurance. In the event the Company fails, or fails to cause Motorola, to procure or maintain the full insurance coverage required by this Section, the Administrative Agent and the Required Lenders, upon 10 days' prior notice (unless such insurance coverage would lapse within such period, in which event notice should be given as soon as reasonably possible) to the Company of any such failure, may (but shall not be obligated
to) take out the required policies of insurance and pay the premiums on the same. All amounts so advanced therefor by the Administrative Agent and the Lenders shall become an additional obligation of the Company to the Administrative Agent and the Lenders, and the Company shall forthwith pay such amounts to the Administrative Agent, together with interest thereon at the Post-Default Rate from the date so advanced.

                  (g) Notice of Event of Loss or Change in Insurance Coverage. The Company shall promptly notify the Administrative Agent and each Lender upon obtaining knowledge of any Event of Loss that could reasonably be expected to result in loss or damage exceeding $2,000,000. The Administrative Agent shall promptly notify each Lender of each written notice received by it with respect to the cancellation of, adverse change in, or default under, any insurance policy required to be maintained in accordance with this Section.

                  SECTION 8.02. Accounts. The Company will not, and will not permit any of its Subsidiaries to, maintain any deposit or other similar account with any financial institution other than Permitted Investments and as permitted or contemplated under the Depositary Agreement.

                  SECTION 8.03.  Approved Budget; Financial Projections.

                  (a) The Company will not amend or modify the Initial Approved Budget, or adopt or approve any replacement or new budget for Project Costs covering the Budget Period or any amendment or supplement thereto, without the prior written consent of the Required Lenders, unless such amendment or modification would not cause the aggregate Project Costs for the Budget Period to exceed the sum of the aggregate Project Costs for such period as set forth in the Initial Approved Budget (as such budget may be amended or supplemented pursuant to Section 2.18) plus $75,000,000. The Company will furnish the Administrative Agent and the Lenders with certified copies of each Approved Budget or any amendment or supplement thereto promptly following the adoption thereof by the board of directors or approval thereof by the Company.



                                Credit Agreement
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                                     - 81 -


                  (b) If at any time after the date hereof the Company shall prepare and have approved by the board of directors of the Company financial projections for the Project it shall promptly furnish a copy thereof to the Administrative Agent and the Lenders, together with a certificate of a Responsible Officer that such projections have been prepared by the Company in good faith on the basis of information and assumptions that the Company believed to be reasonable as of the date of such projections.

                  SECTION 8.04. Adequate Financing. The Company will at all times have and maintain (a) available cash or Permitted Investments (valued at the face amount thereof), (b) undrawn commitments under fully executed financing agreements and/or (c) written financing commitments (of which the terms and conditions relating to the availability thereof shall be reasonably acceptable to the Required Lenders) from one or more lenders and/or other entities to provide financing, in an aggregate amount sufficient to provide for the payment of the aggregate Project Costs for the Budget Period under the Approved Budget, provided that the written commitment of Motorola to provide its unconditional guarantee in respect of an additional $350,000,000 of Indebtedness of the Company shall be deemed to be acceptable to the Lenders for purposes of this Section and Section 2.18.

                  SECTION 8.05.  Principal Project Documents.

                  (a) Performance of Obligations and Enforcement of Rights. The Company will, and will cause each of its Subsidiaries to, (i) perform and observe in all material respects all of its covenants and obligations contained in each of the Principal Project Documents to which it is a party, (ii) take all reasonable and necessary action to prevent the termination or cancellation of any Principal Project Documents other than in accordance with the terms thereof and (iii) use commercially reasonable efforts to enforce against the relevant Project Party thereto each material covenant or obligation of such Principal Project Document in accordance with its terms. Anything in the foregoing to the contrary notwithstanding, the Company shall pay, or cause to be paid, when due, all claims for labor, material, supplies or services (under the Principal Project Documents or otherwise) that, if unpaid could by law result in a Lien on the property of the Company or any Subsidiary, other than a Permitted Lien; provided that the Company shall have the right to contest in good faith by appropriate proceedings diligently conducted the validity or amount of such claim, so long as adequate reserves have been established with respect thereto in accordance with GAAP.

                  (b) Cancellation; Termination; Amendments, Etc. The Company will not, without the prior consent of the Required Lenders, (i) cancel or terminate any Principal Project Document to which it is a party or consent to or accept any cancellation or termination thereof, (ii) sell, assign (other than pursuant to the Security Documents) or otherwise dispose of (by operation of law or otherwise) any part of its interest in any Principal Project Document, (iii) waive any default under, or breach of, any Principal Project Document or waive, fail to use commercially reasonable efforts to enforce, forgive, compromise, settle, adjust or release any


                                Credit Agreement
right, interest or entitlement, howsoever arising, under, or in respect of any Principal Project Document or in any way vary, or agree to the variation of, any provision of such Principal Project Document or of the performance of any covenant or obligation by any Person under any Principal Project Document, (iv) exercise any right to initiate an arbitration proceeding under any Principal Project Document or take any action with respect to any arbitration proceeding initiated by any other Project Party or compelled by the provisions of any Principal Project Document, (v) petition, request or take any other legal or administrative action that seeks, or may reasonably be expected, to materially Impair any Principal Project Document, (vi) consent, or agree to consent, to any Person party to a Principal Project Document to assign or delegate its right under such Principal Project Document, or (vii) amend, supplement or modify any Principal Project Document (other than pursuant to a Change Order), unless (x) the monetary obligations of the Company or its Subsidiaries under such Principal Project Document after giving effect to such amendment, supplement or modification, together with any additional Project Costs resulting from any action under this Section or Section 8.06, would not cause the aggregate Project Costs for the Budget Period to exceed the sum of the aggregate Project Costs for such period as set forth in the Initial Approved Budget (as such budget may be amended or supplemented pursuant to Section 2.18) plus $75,000,000 or (y) the performance by the Company or any of its Subsidiaries of any non-monetary obligations under such Project Document after giving effect to such amendment, supplement or modification could not reasonably be expected to result in a Material Adverse Effect. Promptly after the execution and delivery thereof, the Company shall furnish the Administrative Agent and the Lenders with certified copies of all amendments, supplements or modifications of any Principal Project Document.

                  (c) Change Orders. Notwithstanding the foregoing clause (b), the Company may not issue or accept any Change Order unless the Company has provided at least 20 Business Days' prior notice thereof to the Administrative Agent and the Independent Technical Advisor and certified to the effect that such Change Order: (i) does not change the Statement of Work (as set forth in the Space System Contract) or the Description of Work (as set forth in the Terrestrial Network Development Contract) in any material adverse respect, (ii) the cost of such Change Order (together with the cost of all Change Orders made since the date of this Agreement) will not cause the aggregate Project Costs for the Budget Period to exceed the sum of the aggregate Project Costs for such period as set forth in the Initial Approved Budget (as such budget may be amended or supplemented pursuant to Section 2.18) plus $75,000,000 (and specifying the cost of such Change Order in such certification), (iii) will not result in a delay of Commercial Activation beyond December 23, 1998, (iv) does not result in any material reduction of Motorola's obligations under the Space System Contract and the Terrestrial Network Development Contract, the tests contemplated thereby or the conditions pursuant to which any such payment is required to be made, (v) does not result in a material acceleration of the existing payment obligations of the Company and (vi) could not reasonably be expected to result in a Material Adverse Effect. Promptly following delivery of such notice the Company will provide to the Administrative Agent and the Independent Technical Advisor a briefing, in reasonable detail, conducted by representatives of the Company and/or Motorola who are informed as to the matters covered by


                                Credit Agreement
the briefing, regarding the proposed Change Order and the impact thereof on the Development of the Project.

                  SECTION 8.06.  Other Project Documents.

                  (a) Additional Project Documents; Additional Project Costs. The Company will not, and will not permit any of its Subsidiaries to, enter into any Other Project Document, or otherwise incur any other obligation or expend any amount in respect of Project Costs during the Budget Period, without the prior consent of the Required Lenders, unless (i) the monetary obligations of the Company or such Subsidiary under such Other Project Document or the incurrence of such obligation or the expenditure of such amount, as the case may be, together with any additional Project Costs resulting from any action under this Section 8.06 or Section 8.05, would not cause the aggregate Project Costs for the Budget Period to exceed the sum of the aggregate Project Costs for such period as set forth in the Initial Approved Budget (as such budget may be amended or supplemented pursuant to Section 2.18) plus $75,000,000 or (ii) the performance by the Company or such Subsidiary of any non-monetary obligations under such Other Project Document could not reasonably be expected to result in a Material Adverse Effect.

                  (b) Cancellation; Termination; Amendments, Etc. The Company will not, without the prior consent of the Required Lenders: (i) cancel or terminate any Other Project Document to which it is a party or consent to or accept any cancellation or termination thereof, (ii) sell, assign (other than pursuant to the Security Documents) or otherwise dispose of (by operation of law or otherwise) any part of its interest in any Other Project Document, (iii) waive any default under, or breach of, any Other Project Document or waive, fail to enforce, forgive, compromise, settle, adjust or release any right, interest or entitlement, howsoever arising, under, or in respect of any Other Project Document or in any way vary, or agree to the variation of, any provision of such Other Project Document or of the performance of any covenant or obligation by any Person under any Project Document, (iv) exercise any right to initiate an arbitration proceeding under any Project Document or take any action with respect to any arbitration proceeding initiated by any other Person or compelled by the provisions of any Other Project Document (except, in each case, upon instructions of the Required Lenders), (v) petition, request or take any other legal or administrative action that seeks, or may reasonably be expected, to Impair any Other Project Document or amend, modify or supplement any Project Document, (vi) amend, supplement or modify any Other Project Document or (vii) consent, or agree to consent, to any Person party to any Other Project Document assigning or delegating its rights and obligations under such Other Project Document, unless (in the case of any of the actions covered in clauses (i) through (vii) above) the taking of such action, or omitting to take such action,
(x) together with any additional Project Costs resulting from any actions under this Section and Section 8.05, would not cause the aggregate Project Costs for the Budget Period to exceed the sum of the aggregate Project Costs for such period as set forth in the Initial Approved Budget (as such budget may be amended or supplemented pursuant to Section 2.18) plus $75,000,000 or (y) could not reasonably be expected to result in a Material Adverse Effect. Upon request of the Administrative Agent, the Company


                                Credit Agreement
shall furnish the Administrative Agent and the Lenders with certified copies of each Other Project Document and all amendments, supplements or modifications thereto.

                  (c) Performance of Obligations and Enforcement of Rights. The Company will, and will cause each of its Subsidiaries to, (i) perform and observe all of its covenants and obligations contained in each of the Other Project Documents to which it is a party, (ii) take all reasonable and necessary action to prevent the termination or cancellation of any Other Project Documents other than in accordance with the terms thereof and (iii) enforce against the relevant party thereto each covenant or obligation of such Other Project Document other than in accordance with its terms, unless, in the case of each of clauses (i) through (iii) above, the failure to take any such action could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 8.07.  Restoration; Completion; Commercial Activation.

                  (a) Subject to Section 4.02(b) of the Depositary Agreement and
Section 2.09(d), the Company shall have the right to Restore any of its property that is the subject of an Event of Loss (whether or not insured against or insurable), provided that in the event that the Company elects not to restore any such property the Net Available Proceeds of such Event of Loss (if any) shall be required to be applied in accordance with Section 2.09(d).

                  (b) The Company will use all reasonable efforts to cause the Project to be duly constructed and completed in all material respects in accordance with the terms of the Principal Project Documents.

                  (c) The Company will use all reasonable efforts to cause Commercial Activation to occur not later than December 23, 1998.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

                  If any of the following events ("Events of Default") shall occur:

                  SECTION 9.01.  Iridium Events of Defaults.

                  (a) the Company shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; or

                  (b) the Company shall fail to pay any interest on any Loan or any fee under this Agreement or under any other Credit Document when and as the same shall become due and


                                Credit Agreement
payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise and such default shall continue unremedied for three or more Business Days; or

                  (c) the Company shall fail to pay any other amount (other than the amounts covered under clause (a) or (b) above) payable under this Agreement or under any other Credit Document when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise and such default shall continue unremedied for fifteen or more days; or

                  (d) any representation or warranty made or deemed made by the Company or any of its Subsidiaries or Iridium LLC in or pursuant to with this Agreement or any other Credit Document to which it is a party or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Credit Document or any amendment or modification hereof or thereof, shall prove to have been incorrect in any material respect when made or deemed made; or

                  (e) the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a) or 6.01 (with respect to the Company's existence) or in Article VII (other than Sections 7.06 and 7.09) or VIII (other than Section 8.01); or

                  (f) the Company shall default in the performance of any of its obligations contained in Section 4.01(d) of the Depositary Agreement; after the Closing Date the Company or any other Credit Party shall default in the performance of any of its obligations contained in Section 4.04(d) of the Security Agreement; or

                  (g) any Credit Party or Iridium LLC shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (in the case of the Company) (other than those specified in clauses (a) through (f) above (inclusive) of this Section) or any other Credit Document to which it is a party and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent (given at the request of any Lender) to the Company; or

                  (h) the Company or any of its Subsidiaries or Iridium LLC shall default in the payment when due (after the expiration of applicable grace periods) of any principal of or interest on any of its other Indebtedness having an outstanding principal amount of $10,000,000 individually or in the aggregate; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to


                                Credit Agreement
a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof; or

                  (i) the Company or one or more of its Subsidiaries or Iridium LLC shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the U.
S. Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts,
(v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the U.S. Bankruptcy Code or (vi) take any corporate or other analogous action for the purpose of effecting any of the foregoing; or

                  (j) a proceeding or case shall be commenced, without the application or consent of the Company or one or more Subsidiaries or Iridium LLC in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Company or such Subsidiary or Iridium LLC, as the case may be, or of all or any substantial part of its Property or (iii) similar relief in respect of the Company or such Subsidiary or Iridium LLC, as the case may be, under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Company or one or more Subsidiaries or Iridium LLC shall be entered in an involuntary case under the U.S. Bankruptcy Code; or

                  (k) a final judgment or judgments for the payment of money of $10,000,000 or more in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Company or any of its Subsidiaries or Iridium LLC and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Company, the relevant Subsidiary or Iridium LLC, as the case may be, shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (l) an ERISA Event shall have occurred which, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or



                                Credit Agreement

                  (m) the Company or any of its Subsidiaries or Iridium LLC shall be terminated, dissolved or liquidated (as a matter of law or otherwise) or proceedings shall be commenced by any Person (including the Company) seeking the termination, dissolution or liquidation of the Company or such Subsidiary or Iridium LLC, as the case may be, other than as permitted under Section 7.03; or

                  (n) an Environmental Claim arising with respect to the Project shall have been asserted against the Project or any Credit Party or Iridium LLC which could reasonably be expected to result in a Material Adverse Effect; or

                  (o) the Company or any of its Subsidiaries shall fail to obtain (or obtain the benefit of), renew, maintain or comply in all material respects with the FCC License (from and after the transfer thereof by Motorola to the Company pursuant to the Space System Contract), any other Telecommunications Approval or any other Government Approval required for the Development of the Project; or the FCC License (from and after the transfer thereof by Motorola to the Company pursuant to the Space System Contract) or any such Telecommunications Approval or any other Government Approval shall be materially Impaired in whole or in part or shall cease to be in full force and effect; or any action, suit, proceeding or investigation shall be commenced by or before any Government Authority which could reasonably be expected to result in such Impairment and (in any case) such Impairment could reasonably be expected to result in a Material Adverse Effect; or

                  (p) the Liens created by the Security Documents shall at any time after the Closing Date not constitute a valid and perfected Lien on the Collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Collateral Agent, free and clear of all other Liens (other than Permitted Liens); or

                  (q) any material provision of any Credit Document or Principal Project Document to which any Credit Party or Iridium LLC is a party shall at any time for any reason cease to be valid and binding or in full force and effect (except, in the case of any of the Credit Documents, for expiration or termination in accordance with its respective terms); or any such Credit Document or Principal Project Document shall be materially Impaired in whole or part; or the validity or enforceability of any such Credit Document or Principal Project Document shall be contested by any Credit Party or Iridium LLC, as the case may be; or any Credit Party shall deny that it has any or further liability or obligation under any such Credit Document or Principal Project Document; or

                  (r) any material provision of any Transaction Document to which any Credit Party or Iridium LLC is a party shall at any time for any reason cease to be valid and binding or in full force and effect; or any such Transaction Document shall be Impaired in whole or part; or the validity or enforceability of any such Transaction Document shall be contested by any Credit Party or Iridium LLC; or any Credit Party or Iridium LLC shall deny that it has any or further liability or


                                Credit Agreement
obligation under any such Transaction Document; and (in any case) such event could reasonably be expected to result in a Material Adverse Effect; or

                  (s) Iridium LLC shall cease to be the sole member of the Company or any Subsidiary of the Company shall cease to be a Wholly Owned Subsidiary;

                  SECTION 9.02.  Motorola Events of Default.

                  (a) any representation or warranty made or deemed made by Motorola in or pursuant to any Motorola Agreement or any amendment or modification thereof, or in any report, certificate, financial statement or other document furnished by Motorola pursuant thereto or in connection therewith (including, without limitation, each written statement furnished to the Independent Technical Advisor pursuant to Section 5.05 of the Motorola Consent) shall prove to have been incorrect in any material respect when made or deemed made; or

                  (b) Motorola shall fail to observe or perform any covenant, condition or agreement contained in Articles IV, V and VI of the Motorola Consent; or

                  (c) Motorola shall fail to observe or perform any material covenant, condition or agreement (including, without limitation, any payment obligation of Motorola) contained in any of the Motorola Agreements or the Principal Project Documents to which Motorola is a party (other than those specified in clause (a) and (b) above of this Section) and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent (given at the request of any Lender) to the Company and Motorola; or

                  (d) Motorola or any of the Motorola Domestic Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the U.
S. Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts,
(v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the U.S. Bankruptcy Code or (vi) take any corporate or other analogous action for the purpose of effecting any of the foregoing; or

                  (e) a proceeding or case shall be commenced, without the application or consent of Motorola, against Motorola or any of the Motorola Domestic Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of Motorola or such Motorola Domestic Subsidiary or of all or any substantial part of its property or (iii) similar relief in respect of


                                Credit Agreement

Motorola or such Motorola Domestic Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against Motorola or such Motorola Domestic Subsidiary shall be entered in an involuntary case under the U.S. Bankruptcy Code; or

                  (f) Motorola or any of the Motorola Domestic Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (g) Motorola or any of the Motorola Domestic Subsidiaries shall default in the payment when due (after the expiration of applicable grace periods) of any principal of or interest on any of its Indebtedness aggregating in amount at least equal to 3% of the amount of total stockholders' equity for Motorola and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with generally accepted accounting principles) as at the last day of the most recently completed fiscal quarter of Motorola ("Motorola's Net Worth"); or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof; or

                  (h) a final judgment or judgments for the payment of money in excess of 3% of Motorola's Net Worth (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Motorola or any of the Motorola Domestic Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and Motorola or the relevant Motorola Domestic Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (i) Motorola shall fail to obtain, renew, maintain or comply in all material respects with the FCC License (at all times prior to the transfer thereof to the Company pursuant to the Space System Contract); or the FCC License shall be materially Impaired or shall cease to be in full force and effect; or any action, suit, proceeding or investigation shall be commenced by or before any Government Authority which could reasonably be expected to result in such Impairment and (in any case) such Impairment could reasonably be expected to result in a Material Adverse Effect; or


                                Credit Agreement

                  (j) at any time after the execution and delivery of the Motorola Pledge Agreement but prior to the transfer of the FCC License by Motorola to the Company pursuant to the Space System Contract, the Liens created by the Motorola Pledge Agreement shall cease to constitute a valid and perfected Lien on the Collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Collateral Agent, free and clear of all other Liens; or

                  (k) any material provision of any Motorola Agreement or any Principal Project Document to which Motorola is a party shall at any time for any reason cease to be valid and binding or in full force and effect; or any Motorola Agreement (excluding the Motorola Pledge Agreement, prior to the date of the execution and delivery thereof) or any such Principal Project Document shall be materially Impaired in whole or part; or the validity or enforceability of any Motorola Agreement (excluding the Motorola Pledge Agreement, prior to the date of execution and delivery thereof) or any such Principal Project Document shall be contested by Motorola; or Motorola shall deny that it has any or further liability or obligation under any Motorola Agreement (excluding the Motorola Pledge Agreement, prior to the date of execution and delivery thereof) or any such Principal Project Document; or

                  (l) any gateway equipment purchase agreement and/or agreement for the manufacture and delivery of handsets and/or paging units shall at any time for any reason cease to be valid and binding or in full force and effect, or the validity or enforceability of any such agreement shall be contested by Motorola or Motorola shall deny that it has any or further liability or obligation under any such agreement, and (in any case) such event could reasonably be expected to result in a Material Adverse Effect;

                  SECTION 9.03.  Other Project Parties' Events of Default.

                  (a) any Project Party (other than the Credit Parties, Iridium LLC, Motorola and the Secured Parties) (each an "Other Project Party") shall fail to pay to the Company or any of its Subsidiaries when due any amount payable by such Other Project Party under any Transaction Document to which it is a party or any Iridium LLC Member shall fail to pay when due any amount in respect of its Reserve Capital Call Obligations; or

                  (b) any representation or warranty made or deemed made by any Other Project Party in or pursuant to any Transaction Document to which it is a party or any amendment or modification thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any such Transaction Document or any amendment or modification hereof or thereof, shall prove to have been incorrect in any material respect when made or deemed made; or

                  (c) any Other Project Party shall fail to observe or perform any covenant, condition or agreement contained in any Transaction Document to which it is a party and such


                                Credit Agreement
failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent (given at the request of any Lender) to the Company and such Other Project Party; or

                  (d) a proceeding or case shall be commenced, without the application or consent of any Other Project Party or its parent company in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of such Other Project Party or of all or any substantial part of its property or (iii) similar relief in respect of such Other Project Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against such Other Project Party shall be entered in an involuntary case under applicable law; or

                  (e) any Other Project Party shall fail to obtain, renew, maintain or comply in all material respects with any Telecommunications Approval or any other Government Approval that is required by the terms of any Transaction Document to which it is a party to be obtained and/or maintained by such Other Project Party and is necessary for the Development of the Project; or any such Telecommunications Approval or any such other Government Approval shall be Impaired or shall cease to be in full force and effect; or any action, suit, proceeding or investigation shall be commenced by or before any Government Authority which could reasonably be expected to result in such Impairment and such action, suit or proceeding is reasonably likely to be successful; or

                  (f) any material provision of any Transaction Document to which any Other Project Party is a party shall at any time for any reason cease to be valid and binding or in full force and effect; or any such Transaction Document shall be Impaired in whole or part; or the validity or enforceability of any such Transaction Document shall be contested by any Other Project Party or any Government Authority; or any Other Project Party shall deny that it has any or further liability or obligation under any such Transaction Document;

provided that, in the case of each event under this Section 9.03, such event shall not be an Event of Default unless the occurrence of such event could reasonably be expected to result in a Material Adverse Effect;

                  SECTION 9.04.  Other Events of Default.

                  (a) an announcement by the Company of a decision to abandon or indefinitely defer the construction or completion of the Project or the abandonment or indefinite deferral of the construction or operation of the Project; or


                                Credit Agreement

                  (b) a material portion of the Project shall be permanently condemned or seized or title thereto shall be permanently requisitioned or taken by any Government Authority under power of eminent domain or otherwise; or a material portion of the Project shall be temporarily condemned or seized or title thereto shall be temporarily requisitioned or taken by any Government Authority under power of eminent domain or otherwise and such temporary condemnation, seizure, requisition or taking shall last for at least 90 days and could reasonably be expected to result in a Material Adverse Effect; or

                  (c) any Event of Loss (other than under Section 9.04(b)) shall have occurred with respect to a material portion of the Iridium satellite constellation or the Project and such Event of Loss could reasonably be expected to result in a Material Adverse Effect;

then, and in every such event under Sections 9.01, 9.02, 9.03 and 9.04 (other than an event with respect to any Credit Party or Iridium LLC described in clause (i) or (j) of Section 9.01, and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Company, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Credit Parties accrued hereunder and under the other Credit Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; and in case of any event with respect to any Credit Party or Iridium LLC described in such clause (i) or (j), the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Credit Parties accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party.

                                    ARTICLE X

                         THE AGENTS AND GLOBAL ARRANGERS

                  Each of the Lenders hereby irrevocably appoints (a) the Administrative Agent as its agent hereunder and under the other Credit Documents to which it is a party and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto and (b) the Collateral Agent as its agent under the Credit Documents to which it is a party and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms thereof, together with such actions and powers as are reasonably incidental thereto.


                                Credit Agreement

                  The bank serving as the Administrative Agent or the Collateral Agent hereunder or thereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or Collateral Agent (as the case may be), and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent or Collateral Agent (as the case may be) hereunder.

                  None of the Agents shall have any duties or obligations except those expressly set forth herein and in the other Credit Documents. Without limiting the generality of the foregoing, (a) no Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that (in the case of the Administrative Agent or the Collateral Agent) such Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein and in the other Credit Documents, no Agent shall have any duty to disclose, nor shall any Agent be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries that is communicated to or obtained by the bank serving as an Agent or any of its Affiliates in any capacity. None of the Agents shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or wilful misconduct. None of the Agents shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by the Company or a Lender, and none of the Agents shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere herein or therein, other than (in the case of the Administrative Agent) to confirm receipt of items expressly required to be delivered to the Administrative Agent. Notwithstanding anything herein to the contrary, neither the Documentation Agent nor Global Arrangers, in their respective capacities as such, shall have any duties, responsibilities or liabilities whatsoever under this Agreement or the other Credit Documents.

                  Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for a Credit Party), independent accountants and


                                Credit Agreement
other experts selected by the Administrative Agent, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it in good faith. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

                  Subject to the appointment and acceptance of a successor Administrative Agent or Collateral Agent as provided in this paragraph, the Administrative Agent or the Collateral Agent may resign at any time by notifying the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor thereto with the prior consent of the Company (which consent shall not be unreasonably withheld or delayed). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent or Collateral Agent (as the case may be) gives notice of its resignation, then the retiring Administrative Agent or Collateral Agent (as the case may be) may, on behalf of the Lenders, appoint a successor Administrative Agent or Collateral Agent (as the case may be) which shall be a bank with an office in New York, New York with a combined capital and surplus of at least $500,000,000, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent or Collateral Agent (as the case may be) hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Collateral Agent (as the case may be) and the retiring Administrative Agent or Collateral Agent (as the case may be) shall be discharged from its duties and obligations hereunder. The fees payable by the Company to a successor Administrative Agent or Collateral Agent (as the case may be) shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the Administrative Agent's or Collateral Agent's (as the case may be) resignation hereunder, the provisions of this Article and
Section 11.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent or Collateral Agent (as the case may be).

                  Each Lender acknowledges that it has, independently and without reliance upon the Agents, the Global Arrangers or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents, the Global Arrangers or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder.


                                Credit Agreement

                  Except as otherwise provided in Section 11.02(b) with respect to this Agreement, the Administrative Agent and/or the Collateral Agent (as the case may be) may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Credit Documents or grant any consent thereunder, provided that, without the prior consent of each Lender, the Administrative Agent and/or Collateral Agent (as the case may be) shall not (except as provided herein or in the Security Documents) (i) release all or any part of the Collateral or otherwise terminate any Lien relating thereto under any Security Document providing for collateral security, (ii) agree to additional obligations being secured by such Collateral or alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents, (iii) release any Subsidiary Guarantor under the Subsidiary Guarantee Agreement from its guarantee obligations thereunder or (iv) without limiting any of the foregoing clauses, agree to any modification or the termination or release of the Reserve Capital Call Obligations, except that no such consent shall be required, and the Administrative Agent or Collateral Agent (as the case may be) is hereby authorized, to release any Lien covering property and/or to release any such Subsidiary Guarantor that is the subject of either a disposition of property permitted hereunder or a disposition to which the Required Lenders have consented.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  SECTION 11.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a)      if to the Company, to:

                           Iridium Operating LLC
                           1575 Eye Street, N.W.,
                           Washington, D.C. 20005
                           Attention:  General Counsel
                           (Telecopy No.:  202-408-3761);

                  (b)      if to the Administrative Agent, to:

                           The Chase Manhattan Bank
                           1 Chase Manhattan Plaza
                           8th Floor
                           New York, New York 10081
                           Attention:  Loan and Agency Services Group
                           (Telecopy No.:  (212) 552-5658);


                                Credit Agreement
                           with a copy to:

                           The Chase Manhattan Bank
                           270 Park Avenue
                           New York, New York 10017
                           Attention:  Ann Kearns,
                           37th Floor
                           (Telecopy No.: (212) 270-0858);

                  (c)      if to the Documentation Agent, to:

                           Barclays Bank PLC
                           222 Broadway
                           New York, New York 10038
                           Attention:  Peter Yetman
                           (Telecopy No.:  (212) 412-7511);

                  (d)      if to the Global Arrangers, to:

                           Chase Securities Inc.
                           270 Park Avenue
                           New York, New York  10017
                           Attention:  Ronald Lepes
                           (Telecopy No.:  (212) 270-6125) and

                           Barclays Capital, the investment banking division of
                              Barclays Bank PLC
                           222 Broadway
                           New York, New York  10038
                           Attention:  Peter Feltman
                           (Telecopy No.:  (212) 412-7511)

                  (e) if to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.



                                Credit Agreement

                  SECTION 11.02.  Waivers; Amendments.

                  (a) No failure or delay by any Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether any Agent or any Lender may have had notice or knowledge of such Default at the time.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and the Required Lenders or by the Company and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the prior written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment (including any payment under Section 2.09) of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby (other than the extension of the Commitment Termination Date under Section 2.18), (iv) change Section 2.16(b) or
(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, or (v) change any of the provisions of this Section or the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent hereunder or under any other Credit Document without the prior written consent of such Agent.

                  SECTION 11.03.  Expenses; Indemnity; Damage Waiver.

                  (a) The Company shall pay (i) all reasonable out-of-pocket expenses incurred by the Global Arrangers and the Agents, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Global Arrangers and the Agents, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other


                                Credit Agreement

Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Agent or any Lender, including the fees, charges and disbursements of such special New York counsel and/or any other counsel selected by the Global Arrangers, the Agents or the Required Lenders, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Credit Documents, including its rights under this Section, or in connection with the Loans made hereunder, including in connection with any workout, restructuring or negotiations in respect thereof, (iii) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the fees, charges and disbursements of said special New York counsel) incurred in connection with the negotiation, preparation, execution and delivery of any waiver or amendment of, or supplement or modification to, any of the Credit Documents, (iv) and all reasonable costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein and (v) all transfer, stamp, documentary or other similar taxes, assessments or charges, if any, upon any of the Credit Documents.

                  (b) The Company shall indemnify the Global Arrangers, the Agents and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Claim related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) To the extent that the Company fails to pay any amount required to be paid by it to any Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent in its capacity as such.



                                Credit Agreement

                  (d) To the extent permitted by applicable Government Rule, the Company shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Loan or the use of the proceeds thereof.

                  (e) All amounts due under this Section shall be payable promptly after written demand therefor.

                  SECTION 11.04.  Successors and Assigns.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Company without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that
(i) except in the case of an assignment to a Lender or an affiliate of a Lender or, in the case of a Lender that is an investment fund, to another investment fund with the same investment advisor as such Lender, each of the Company and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment shall not be less than $5,000,000 and, after giving effect to such assignment, the assigning Lender's Commitment and Loans shall not be less than $5,000,000, in each case determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent, unless each of the Company and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 for such assignment (except that in the case of contemporaneous assignments to assignees that are investment funds with the same investment advisor, such fee shall be payable with respect to one assignment only), and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided, further, that any consent of the Company otherwise


                                Credit Agreement
required under this paragraph shall not be required if an Event of Default under clause (j) of Section 9.01 has occurred and is continuing. Upon acceptance and recording pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 11.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

                  (c) The Administrative Agent, acting for this purpose as an agent of the Company, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Company, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender may, without the consent of the Company or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement and the other Credit Documents (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement and the other Credit Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such


                                Credit Agreement

Lender's rights and obligations under this Agreement and the other Credit Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Credit Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Credit Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 11.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Company agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

                  (f) A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Company, to comply with Section 2.15(e) as though it were a Lender.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

                  SECTION 11.05. Survival. All covenants, agreements, representations and warranties made by the Company herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15, 3.03 and
11.03 and Article X shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.



                                Credit Agreement

                  SECTION 11.06. Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Global Arrangers and/or the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

                  SECTION 11.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 11.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Credit Party against any of and all the obligations of any Credit Party now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 11.09. Governing Law; Jurisdiction; Consent to Service of Process.

                  (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative


                                Credit Agreement

Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Company or its properties in the courts of any jurisdiction.

                  (c) The Company hereby irrevocably appoints CT Corporation (the "Process Agent") with an office on the date hereof at 1633 Broadway, New York, New York 10019 as its agent to receive on behalf of it and its property service of copies of the summons and complaint and any other process which may be served in any such suit, action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Company, in care of the Process Agent at the Process Agent's above address and the Company hereby irrevocably authorizes and directs the Process Agent to receive such service on its behalf. The Administrative Agent and each Lender agree to mail to the Company at its address provided under Section 11.01 a copy of any summons, complaint, or other process mailed or delivered by it to the Company in care of the Process Agent. As an alternate method of service, the Company also irrevocably consents to the service of any and all process in any such suit, action or proceeding by mailing of copies of such process to it at its address provided under Section 11.01. All mailings under this Section shall be by certified mail, return receipt requested. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  (d) The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (e) To the extent that the Company may be or become entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Credit Document, to claim for itself or its property or revenues any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any other legal process or remedy relating to its obligations under this Agreement or any other Credit Agreement and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), the Company hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

                  SECTION 11.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS


                                Credit Agreement

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 11.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 11.12.  Confidentiality.

                  (a) The Company acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Company or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender. The Company hereby agrees that, in the event any such services are provided to the Company or any of its Subsidiaries, each Lender providing such services is authorized to share any information delivered to such Lender by the Company and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate providing such services, provided that any such subsidiary or affiliate receiving such information agrees to be bound by the provisions of paragraph (b) of this Section as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans and the termination of the Commitments.

                  (b) Each Lender, each Agent and each Global Arranger agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to restrict dissemination of any Confidential Information (as defined below) only to those of its directors, officers, employees and representatives who are involved in the evaluation of such information, and to use reasonable precautions to keep such information confidential, in accordance with its customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices. For purposes of this Agreement, "Confidential Information" shall mean any non-public information supplied to it by the Company, including its contractors, consultants or sponsors, pursuant to this Agreement or by Motorola in connection with this Agreement or any Motorola Agreement, that is identified (in writing, in the case of written information) by the Company or Motorola, as the case may be, as being confidential at the time the same is delivered to the Lenders, the Agents or the Global Arrangers, provided that nothing herein shall limit the disclosure of any such information by any Lender, Agent or Global Arranger (i) after such information shall have become public (other than through a violation of this Section by such Lender, Agent or Global Arranger), (ii) to the extent required by statute, rule, regulation or judicial process, (iii) to counsel or other experts for any of the Lenders, Agents or Global Arrangers, provided that such counsel or experts shall be bound by the requirements of this paragraph (b) with respect to any such information, (iv) to bank examiners (or any other


                                Credit Agreement
regulatory authority having jurisdiction over any Lender, Agent or Global Arranger), or to auditors or accountants, (v) to any Global Arranger, any Agent or any other Lender (or to any of their respective affiliates, provided that any such disclosure to any such affiliate shall be made on a "need to know" basis only for use by such affiliates (and each of its officers, directors and employees) solely in connection with the transactions contemplated by this Agreement and each such affiliate (and each of its officers, directors and employees) shall agree (for the benefit of the Company and Motorola) to be bound to keep such information confidential on the same terms as set forth in this Section), (vi) in connection with any litigation to which any one or more of the Lenders, the Global Arrangers or the Agents is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Credit Document, provided that the party intending to make such disclosure shall use reasonable efforts to cooperate with the Company or with Motorola, as the case may be, to reasonably minimize the extent of any such disclosure or to obtain confidential treatment of information to be disclosed, (vii) to a subsidiary or affiliate of such Lender as provided in paragraph (a) of this Section or (viii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Lender, the Company and Motorola a confidentiality agreement containing provisions substantially the same as those in this Section; provided, further, that in no event shall any Lender, Agent or Global Arranger be obligated or required to return any materials furnished by the Company or Motorola hereunder or under the Motorola Consent, respectively, except to the extent it has agreed to do so in writing in conjunction with the receipt of such information. The obligations of any assignee that has executed a confidentiality agreement as provided above shall be superseded by this Section on the date upon which such assignee becomes a Lender hereunder pursuant to
Section 11.04(b).

                  SECTION 11.13. Effective Date. This Agreement shall become effective upon the date, which shall not be later than December 19, 1997, of (a) receipt by the Administrative Agent of one or more counterparts of this Agreement executed by each of the parties hereto (or evidence satisfactory to the Administrative Agent of such execution and delivery) and (b) the payment by the Company of such fees or other amounts as the Company shall have agreed to pay to any Lender or any Agent, including, without limitation, the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Global Arrangers and the Agents, and of the Independent Advisors, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents (to the extent that statements for such fees and other amounts have been delivered to the Company). From and after such effective date, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Administrative Agent shall promptly notify the Company and the Lenders of such effective date, and such notice shall be conclusive and binding on all parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.



                                Credit Agreement

                  SECTION 11.14. No Third Party Beneficiaries. The agreement of the Lenders to make the Loans to the Company on the terms and conditions set forth herein are solely for the benefit of the Company, and no other Person (including, without limitation, any other Credit Party or any contractor, subcontractor, supplier or materialman furnishing supplies, goods or services to or for the benefit of the Project) shall have any rights hereunder or, as against any Agent or any Lender, under any other Transaction Document, or with respect to the Loans or the proceeds thereof.





                                Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   IRIDIUM OPERATING LLC


                                   By_________________________
                                     Name:
                                     Title:




                                Credit Agreement

                                 LENDERS

                                   THE CHASE MANHATTAN BANK


                                   By_________________________
                                     Name:
                                     Title:

                                   BARCLAYS BANK PLC


                                   By_________________________
                                     Name:
                                     Title:

                        [COMPLETE FOR EACH OTHER LENDER.]

                                   [NAME OF LENDER]


                                   By_________________________
                                     Name:
                                     Title:


                                Credit Agreement

                                   GLOBAL ARRANGERS

                                   CHASE SECURITIES INC.,
                                     as a Global Arranger


                                   By_________________________
                                     Name:
                                     Title:

                                   BARCLAYS CAPITAL, a division of
                                     BARCLAYS BANK PLC,
                                     as a Global Arranger


                                   By_________________________
                                     Name:
                                     Title:




                                Credit Agreement

                                   ADMINISTRATIVE AGENT

                                   THE CHASE MANHATTAN BANK


                                   By_________________________
                                     Name:
                                     Title:

                                   DOCUMENTATION AGENT

                                   BARCLAYS BANK PLC


                                   By_________________________
                                     Name:


                                Credit Agreement

                                                                      SCHEDULE I

                                   Commitments



                            Schedule I - Commitments

                                                                     SCHEDULE II

                                  Real Property



                           Schedule II - Real Property

                                                                    SCHEDULE III

                                   Litigation



                            Schedule III - Litigation

                                                                     SCHEDULE IV

                              Environmental Matters



                       Schedule IV - Environmental Matters

                                                                      SCHEDULE V

                                  Indebtedness



                            Schedule V - Indebtedness

                                                                     SCHEDULE VI

                                      Liens



                               Schedule VI - Liens

                                                                    SCHEDULE VII

                                  Subsidiaries


                           Schedule VII - Subsidiaries

                                                                   SCHEDULE VIII

                                   Investments


                           Schedule VIII - Investments

                                                                     SCHEDULE IX

                             Restrictive Agreements


                      Schedule IX - Restrictive Agreements

                                                                      SCHEDULE X

                                Employee Matters


                          Schedule X - Employee Matters

                                                                     SCHEDULE XI

                              Affiliate Agreements


                       Schedule XI - Affiliate Agreements

                                                                      APPENDIX 1

                             Initial Approved Budget












                      Appendix 1 - Initial Approved Budget

                                                                      APPENDIX 2

                              Conditions Precedent

               (See Exhibit 10.29 to this Registration Statement)








                        Appendix 2 - Conditions Precedent

                                                                      APPENDIX 3

                                Insurance Program










                         Appendix 3 - Insurance Program

                                                                       EXHIBIT A

                        Form of Assignment and Acceptance

               (See Exhibit 10.31 to this Registration Statement)







                            Assignment and Acceptance

                                                                       EXHIBIT B

                           Form of Security Agreement

               (See Exhibit 10.32 to this Registration Statement)








                               Security Agreement

                                                                       EXHIBIT C

                        Form of Parent Security Agreement

               (See Exhibit 10.33 to this Registration Statement)








                            Parent Security Agreement

                                                                       EXHIBIT D

                     Form of Subsidiary Guarantee Agreement

               (See Exhibit 10.34 to this Registration Statement)








                         Subsidiary Guarantee Agreement

                                                                       EXHIBIT E

                Form of Subsidiary Guarantee Assumption Agreement


               (See Exhibit 10.35 to this Registration Statement)








                    Subsidiary Guarantee Assumption Agreement

                                                                       EXHIBIT F

                          Form of Depositary Agreement


               (See Exhibit 10.36 to this Registration Statement)










                              Depositary Agreement

                                                                       EXHIBIT G

                            Form of Motorola Consent



               (See Exhibit 10.37 to this Registration Statement)







                                Motorola Consent

                                                                       EXHIBIT H

                        Form of Motorola Pledge Agreement

               (See Exhibit 10.38 to this Registration Statement)










                            Motorola Pledge Agreement

                                                                     EXHIBIT I-1

                          Form of Progress Certificate
                           (Pre-Commercial Activation)

               (See Exhibit 10.39 to this Registration Statement)








                Progress Certificate (Pre-Commercial Activation)

                                                                     EXHIBIT I-2

                             Form of Verification of
                          Independent Technical Advisor

               (See Exhibit 10.40 to this Registration Statement)






                  Verification of Independent Technical Advisor

                                                                     EXHIBIT I-3

                          Form of Progress Certificate
                          (Post-Commercial Activation)

               (See Exhibit 10.41 to this Registration Statement)










                Progress Certificate (Post-Commercial Activation)

                                                                       EXHIBIT J

                            Form of Borrowing Request

               (See Exhibit 10.42 to this Registration Statement)










                                Borrowing Request